UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08547

Pioneer Series Trust XII

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: August 31, 2023

Date of reporting period: September 1, 2022 through August 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer Disciplined Growth Fund
Annual Report  |  August 31, 2023

A: PINDX	C: INDCX	K: INKDX	Y: INYDX

visit us: www.amundi.com/us

Pioneer Disciplined Growth Fund | Annual Report | 8/31/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
October 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Disciplined Growth Fund | Annual Report | 8/31/233

Portfolio Management Discussion  |  8/31/23
In the following interview, Craig Sterling discusses the factors that affected the performance of Pioneer Disciplined Growth Fund during the 12-month period ended August 31, 2023. Mr. Sterling, Managing Director, Director of Core Equity, Head of Equity Research, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for day-to-day management of the Fund’s investment portfolio, along with Ashesh (“Ace”) Savla, a vice president, Team Leader of US Equity Quantitative Research, and a portfolio manager at Amundi US.
Q	How did the Fund perform during the 12-month period ended August 31, 2023?
A	Pioneer Disciplined Growth Fund’s Class A shares returned 18.18% at net asset value during the 12-month period ended August 31, 2023, while the Fund’s benchmark, the Russell 1000 Growth Index, returned 21.94%. During the same period, the average return of the 1,217 mutual funds in Morningstar’s Large Growth Funds category was 17.98%.
Q	How did the US stock market perform during the 12-month period ended August 31, 2023?
A	After a brief stretch of weakness at the beginning of the period, stocks moved steadily higher from mid-October 2022 and onward, and finished with robust 12-month returns. Although many central banks, including the US Federal Reserve (Fed), continued to raise interest rates, declining inflation indicators gave investors confidence that the monetary policy tightening cycles of those banks likely would end sometime in 2023. Notably, the global economy continued to expand even as interest rates rose. In addition, corporate earnings reports also came in much better than the markets had anticipated, which also provided a tailwind for investor sentiment. In combination, those developments helped stocks overcome potential headwinds such as ongoing geopolitical instability and short-lived turmoil in the banking sector in March of 2023.
Much of the gain for the major equity-market indices during the 12-month period came from a narrow group of US mega-cap technology companies, particularly shares of companies expected to capitalize on the evolution of artificial intelligence (AI). That trend contributed to outperformance for growth stocks versus value stocks, with all of the relative strength for growth stocks
4Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

occurring from the beginning of 2023 and onward, once the interest-rate outlook began to moderate. For the full 12-month period, growth stocks, as measured by the Fund’s benchmark, the Russell 1000 Growth Index (the Russell Index), returned 21.94%, well ahead of the 8.59% gain for value stocks, as measured by the Russell 1000 Value Index.
Q	Which of your investment decisions benefited or detracted from the Fund’s benchmark-relative performance during the 12-month period ended August 31, 2023?
A	Nearly all of the Fund’s underperformance relative to the Russell Index can be attributed to our decision to maintain underweight portfolio positions in several of the richly valued technology-related stocks that make up a large portion of the benchmark. An underweight position in semiconductor giant NVIDIA was particularly detrimental to the Fund’s benchmark-relative returns for the 12-month period. The stock, which has a sizable weighting in the Russell Index, surged on hopes that the company will emerge as a key winner in the long-term growth opportunity related to AI. Similarly, underweight positions in Microsoft, and in Broadcom, a chip stock, detracted from the Fund’s benchmark-relative results. We would note, however, that within the information technology sector, an underweight position in Apple, which detracted from the Fund’s relative returns in the first half of the period, ultimately aided benchmark-relative results as the stock showed weakness in the period’s latter stages. At its peak, Apple’s stock was trading at over 30 times forward earnings estimates, despite declining profits and only a modest expected earnings recovery in 2024. We believe that result illustrates the potential merits of taking a patient investment approach, rather than attempting to chase the market’s most popular stocks in an effort to boost short-term returns.
The communication services sector was another area of weakness for the Fund versus the benchmark, with underperformance primarily the result of the portfolio’s position in Walt Disney. The share price retreated back to its lows of the COVID-19 era due to declining attendance at Disney’s theme parks as well as weaker-than-expected results in the company’s streaming business.
Pioneer Disciplined Growth Fund | Annual Report | 8/31/235

Benchmark-relative performance also lagged in the energy sector, where the Fund’s positions in Occidental Petroleum, Coterra Energy, and Pioneer Natural Resources combined to weigh on relative results.
On the positive side, in addition to Apple, which we discussed earlier, the Fund’s holdings in several information technology stocks – outside the small group of outperforming mega-caps – contributed positively to benchmark-relative returns. A position in semiconductor producer Advanced Micro Devices (AMD) gained ground during the period, on anticipation of a rebound in semiconductor demand. The company has continued to gain market share from key competitors due to innovation, and we believe AMD has a strong position in the market for graphic-processing units. In addition, a position in Palo Alto Networks rallied on continued strength in demand for cybersecurity solutions, thus benefiting the Fund’s relative performance. Software company Adobe was another key positive contributor to the Fund’s benchmark-relative returns for the 12-month period.
Stock selection in the health care sector made a robust positive contribution to the Fund’s benchmark-relative performance for the 12-month period. Within the sector, a position in Eli Lilly climbed higher on expectations for the company’s weight loss drug, together with rising sales for its diabetes product. A position in Intuitive Surgical, a leader in robotic-assisted surgery, also gained ground and benefited the Fund’s relative returns after the company reported better-than-expected quarterly results and raised earnings guidance.
Finally, the consumer discretionary sector was another area of strength for the Fund, where a portfolio overweight position versus the Russell Index in off-price retailer TJX aided benchmark-relative results, as consumers responded to rising inflation by shifting to discount stores.
Q	Did the Fund have any exposure to derivative securities during the 12-month period ended August 31, 2023?
A	No, the Fund had no exposure to derivatives during the 12-month period.
6Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

Q	What is your broad view on market conditions as of August 31, 2023?
A	The economy has received a significant boost from the continued drawdown of excess savings consumers had built up during the pandemic, and from the related fiscal stimulus packages. However, we continue to expect economic growth will slow over the next several months, due to the effects of higher interest rates. Although the Fed has reduced the pace of its tightening of monetary policy, it has remained “data-dependent.” As a result, we believe additional interest-rate increases are possible, given a backdrop of persistent inflation.
Corporate profit margins have remained quite high, though well off their peak of a year ago. We think further profit contraction is likely for the majority of companies, and we believe profit estimates for the next several quarters are overly optimistic. A mild recession, in our view, is more likely than a “soft landing,” in which inflation is brought under control while economic growth remains positive. In either scenario, we believe earnings estimates could decline as economic uncertainty prompts companies to take a more cautious approach. If stock prices begin to discount the potential for a recession, we would anticipate becoming more constructive in our outlook.
Despite very strong recent performance for equities, particularly for the narrow set of expensive mega-cap growth stocks, we remain cautious, given the speculative nature of the market. In this environment, we have maintained our focus on bottom-up, fundamental stock picking, and have increased the Fund’s exposures to areas of the market where we have had stronger conviction, and where we have found valuations that we deemed attractive.
Q	How would you describe the Fund’s positioning as of August 31, 2023?
A	From a positioning perspective, the energy sector represented a notable overweight for the Fund versus the Russell Index as of period-end. We believe companies in the sector could continue to benefit from higher commodity prices and strong global demand. While energy is not typically considered to be a traditional growth sector, we believe underinvestment over the last 10 years
Pioneer Disciplined Growth Fund | Annual Report | 8/31/237

could lead to more stable growth for companies in the sector than is implied by current market projections. Other notable overweights in the portfolio versus the benchmark at period-end were to the real estate and materials sectors – also non-traditional growth sectors.
On the other hand, the Fund was underweight to the information technology, communication services, and consumer discretionary sectors as of August 31, 2023. While we believe those three sectors are home to a wealth of fundamentally strong companies, we think current share prices have already discounted much of the positive news.
In managing the Fund’s portfolio, we have continued to rely on the combination of our experienced fundamental analyst team and a proprietary corporate performance and valuation framework grounded in business-model economics. We believe those aspects of our investment process remain critical, given the evolving secular and cyclical shifts taking place in nearly every industry.
8Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

Please refer to the Schedule of Investments on pages 18  - 23  for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund may invest in fewer than 40 securities and, as a result, its performance may be more volatile than the performance of other funds holding more securities.
Investing in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
Pioneer Disciplined Growth Fund | Annual Report | 8/31/239

Portfolio Summary  |  8/31/23
Portfolio Diversification

(As a percentage of total investments)*
Sector Distribution

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	Microchip Technology, Inc.	3.87%
2.	AbbVie, Inc.	3.84
3.	Home Depot, Inc.	3.76
4.	Amazon.com, Inc.	3.51
5.	Danaher Corp.	3.29
6.	Shell Plc (A.D.R.)	2.59
7.	NIKE, Inc., Class B	2.56
8.	Alphabet, Inc., Class A	2.52
9.	Deere & Co.	2.48
10.	CDW Corp.	2.32

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
10Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

Prices and Distributions  |  8/31/23
Net Asset Value per Share*
Class	8/31/23	8/31/22
A	$15.42	$13.97
C	$10.54	$ 9.88
K	$16.35	$ —
Y	$16.35	$14.76

Distributions per Share: 9/1/22 - 8/31/23*
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.0301	$—	$0.8871
C	$ —	$—	$0.8871
K	$ —	$—	$ —
Y	$0.0647	$—	$0.8871
* Class K commenced operations on May 31, 2023.
Index Definitions
The Russell 1000 Growth Index is an unmanaged measure of the performance of large-cap  U.S. growth stocks. Indices are unmanaged and their returns assume reinvestment of  dividends and do not reflect any fees or expenses. It is not possible to invest directly in an  index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12 - 15.
Pioneer Disciplined Growth Fund | Annual Report | 8/31/2311

Performance Update | 8/31/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Disciplined Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.
Average Annual Total Returns (As of August 31, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	Russell 1000 Growth Index
10 Years	13.72%	13.05%	15.63%
5 Years	13.58	12.24	13.81
1 Year	18.18	11.40	21.94
Expense Ratio (Per prospectus dated December 28, 2022)
Gross
1.00%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
12Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

Performance Update | 8/31/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Disciplined Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.
Average Annual Total Returns (As of August 31, 2023)
Period	If Held	If Redeemed	Russell 1000 Growth Index
10 Years	12.80%	12.80%	15.63%
5 Years	12.68	12.68	13.81
1 Year	17.28	16.28	21.94
Expense Ratio (Per prospectus dated December 28, 2022)
Gross
1.81%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods.  All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Disciplined Growth Fund | Annual Report | 8/31/2313

Performance Update | 8/31/23	Class K Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Disciplined Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.
Average Annual Total Returns (As of August 31, 2023)
Period	Net Asset Value (NAV)	Russell 1000 Growth Index
10 Years	13.73%	15.63%
5 Years	13.59	13.81
1 Year	18.27	21.94
Expense Ratio (Per prospectus dated December 28, 2022)
Gross
0.70%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on May 31, 2023, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on May 31, 2023, would have been higher than the performance shown. For the period beginning May 31, 2023, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

Performance Update | 8/31/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Disciplined Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.
Average Annual Total Returns (As of August 31, 2023)
Period	Net Asset Value (NAV)	Russell 1000 Growth Index
10 Years	13.99%	15.63%
5 Years	13.79	13.81
1 Year	18.45	21.94
Expense Ratio (Per prospectus dated December 28, 2022)
Gross
0.84%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Disciplined Growth Fund | Annual Report | 8/31/2315

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund
Based on actual returns from March 1, 2023 through August 31, 2023.
Share Class	A	C	K	Y
Beginning Account Value on 3/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 8/31/23	$1,143.10	$1,139.50	$1,093.70	$1,144.20
Expenses Paid During Period*	$5.46	$9.87	$1.90	$4.49

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01%, 1.83%, and 0.83% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the one-half year period). Expenses shown for Class K are equal to Class K’s annualized expense ratio of 0.72% multiplied by the average account value over the period, multiplied by 92/365 (to reflect the partial year period).
16Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2023 through August 31, 2023.
Share Class	A	C	K	Y
Beginning Account Value on 3/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 8/31/23	$1,020.11	$1,015.98	$1,021.58	$1,021.02
Expenses Paid During Period*	$5.14	$9.30	$3.67	$4.23

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01%, 1.83%, 0.72%, and 0.83% for Class A, Class C, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the one-half year period). For comparative purposes, the hypothetical expenses shown for Class K are presented as if the Class had been in existence from March 1, 2023.
Pioneer Disciplined Growth Fund | Annual Report | 8/31/2317

Schedule of Investments  |  8/31/23
Shares		Value
	UNAFFILIATED ISSUERS — 99.9%
	Common Stocks — 95.3% of Net Assets
	Air Freight & Logistics — 2.0%
219,922	United Parcel Service, Inc., Class B	$ 37,254,787
	Total Air Freight & Logistics	$37,254,787

	Automobile Components — 1.9%
358,419(a)	Aptiv Plc	$ 36,361,608
	Total Automobile Components	$36,361,608

	Biotechnology — 5.5%
479,188	AbbVie, Inc.	$ 70,421,468
69,609(a)	Alnylam Pharmaceuticals, Inc.	13,770,052
48,886(a)	BioMarin Pharmaceutical, Inc.	4,467,203
117,725(a)	Ionis Pharmaceuticals, Inc.	4,740,786
93,545(a)	Natera, Inc.	5,493,898
150,945(a)	Replimune Group, Inc.	3,082,297
	Total Biotechnology	$101,975,704

	Broadline Retail — 3.5%
467,492(a)	Amazon.com, Inc.	$ 64,518,571
	Total Broadline Retail	$64,518,571

	Building Products — 2.3%
713,574	Johnson Controls International Plc	$ 42,143,680
	Total Building Products	$42,143,680

	Capital Markets — 2.5%
294,477	Charles Schwab Corp.	$ 17,418,315
252,756	Intercontinental Exchange, Inc.	29,822,680
	Total Capital Markets	$47,240,995

	Chemicals — 3.1%
102,951	Air Products and Chemicals, Inc.	$ 30,420,991
98,025	Sherwin-Williams Co.	26,635,353
	Total Chemicals	$57,056,344

	Construction Materials — 1.0%
337,774	CRH Plc (A.D.R.)	$ 19,445,649
	Total Construction Materials	$19,445,649

	Consumer Staples Distribution & Retail — 4.1%
75,955	Costco Wholesale Corp.	$ 41,720,562
254,820	Dollar General Corp.	35,292,570
	Total Consumer Staples Distribution & Retail	$77,013,132

The accompanying notes are an integral part of these financial statements.
18Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

Shares		Value
	Containers & Packaging — 1.3%
459,750	Ball Corp.	$ 25,033,387
	Total Containers & Packaging	$25,033,387

	Electric Utilities — 1.0%
281,037	NextEra Energy, Inc.	$ 18,773,272
	Total Electric Utilities	$18,773,272

	Electrical Equipment — 1.1%
89,298	Eaton Corp. Plc	$ 20,571,580
	Total Electrical Equipment	$20,571,580

	Electronic Equipment, Instruments & Components — 5.1%
153,408	Amphenol Corp., Class A	$ 13,558,199
201,854	CDW Corp.	42,621,472
294,810(a)	Keysight Technologies, Inc.	39,298,173
	Total Electronic Equipment, Instruments & Components	$95,477,844

	Energy Equipment & Services — 1.8%
584,856	Schlumberger, NV	$ 34,483,110
	Total Energy Equipment & Services	$34,483,110

	Entertainment — 2.0%
439,098(a)	Walt Disney Co.	$ 36,743,721
	Total Entertainment	$36,743,721

	Financial Services — 2.7%
54,069(a)	Berkshire Hathaway, Inc., Class B	$ 19,475,654
252,167(a)	Fiserv, Inc.	30,610,552
	Total Financial Services	$50,086,206

	Health Care Equipment & Supplies — 1.1%
194,513	Abbott Laboratories	$ 20,015,388
	Total Health Care Equipment & Supplies	$20,015,388

	Hotels, Restaurants & Leisure — 1.1%
385,935	Las Vegas Sands Corp.	$ 21,172,394
	Total Hotels, Restaurants & Leisure	$21,172,394

	Household Products — 1.1%
278,585	Colgate-Palmolive Co.	$ 20,467,640
	Total Household Products	$20,467,640

	Interactive Media & Services — 4.2%
339,309(a)	Alphabet, Inc., Class A	$ 46,203,707
The accompanying notes are an integral part of these financial statements.
Pioneer Disciplined Growth Fund | Annual Report | 8/31/2319

Schedule of Investments  |  8/31/23 (continued)
Shares		Value
	Interactive Media & Services — (continued)
1,091,775(a)	Bumble, Inc., Class A	$ 18,319,984
48,802(a)	Meta Platforms, Inc., Class A	14,440,024
	Total Interactive Media & Services	$78,963,715

	IT Services — 2.1%
118,450	Accenture Plc, Class A	$ 38,350,556
	Total IT Services	$38,350,556

	Life Sciences Tools & Services — 3.9%
228,174	Danaher Corp.	$ 60,466,110
75,894(a)	Repligen Corp.	13,198,726
	Total Life Sciences Tools & Services	$73,664,836

	Machinery — 2.6%
110,703	Deere & Co.	$ 45,492,291
12,134	IDEX Corp.	2,747,137
	Total Machinery	$48,239,428

	Oil, Gas & Consumable Fuels — 7.0%
210,319	Cheniere Energy, Inc.	$ 34,324,061
497,126	Occidental Petroleum Corp.	31,214,542
558,381	Range Resources Corp.	18,080,377
766,649	Shell Plc (A.D.R.)	47,601,236
	Total Oil, Gas & Consumable Fuels	$131,220,216

	Personal Care Products — 1.6%
181,749	Estee Lauder Cos., Inc., Class A	$ 29,176,167
	Total Personal Care Products	$29,176,167

	Pharmaceuticals — 2.6%
180,255(a)	Arvinas, Inc.	$ 5,084,994
76,812	Eli Lilly & Co.	42,569,210
	Total Pharmaceuticals	$47,654,204

	Semiconductors & Semiconductor Equipment — 6.3%
159,582(a)	Advanced Micro Devices, Inc.	$ 16,871,009
25,823	Lam Research Corp.	18,138,075
869,011	Microchip Technology, Inc.	71,119,860
73,583	Texas Instruments, Inc.	12,366,359
	Total Semiconductors & Semiconductor Equipment	$118,495,303

	Software — 9.5%
60,214(a)	Adobe, Inc.	$ 33,680,099
33,712(a)	ANSYS, Inc.	10,749,745
163,438(a)	Autodesk, Inc.	36,273,430
64,478	Intuit, Inc.	34,934,825
The accompanying notes are an integral part of these financial statements.
20Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

Shares		Value
	Software — (continued)
163,253(a)	Palo Alto Networks, Inc.	$ 39,719,455
36,021(a)	ServiceNow, Inc.	21,210,245
	Total Software	$176,567,799

	Specialized REITs — 3.1%
378,587	Crown Castle, Inc.	$ 38,047,994
157,102	Digital Realty Trust, Inc.	20,693,475
	Total Specialized REITs	$58,741,469

	Specialty Retail — 4.7%
208,909	Home Depot, Inc.	$ 69,002,643
157,641	Ross Stores, Inc.	19,202,250
	Total Specialty Retail	$88,204,893

	Technology Hardware, Storage & Peripherals — 0.5%
279,349(a)	Pure Storage, Inc., Class A	$ 10,221,380
	Total Technology Hardware, Storage & Peripherals	$10,221,380

	Textiles, Apparel & Luxury Goods — 3.0%
99,854(a)	Crocs, Inc.	$ 9,719,788
462,291	NIKE, Inc., Class B	47,019,618
	Total Textiles, Apparel & Luxury Goods	$56,739,406

	Total Common Stocks (Cost $1,623,328,514)	$1,782,074,384

Principal Amount USD ($)
	U.S. Government and Agency Obligations — 2.9% of Net Assets
36,000,000(b)	U.S. Treasury Bills, 9/26/23	$ 35,867,813
18,000,000(b)	U.S. Treasury Bills, 10/5/23	17,910,155
	Total U.S. Government and Agency Obligations (Cost $53,778,074)	$53,777,968

	SHORT TERM INVESTMENTS — 1.7% of Net Assets
	Repurchase Agreements — 0.2%
4,000,000	Bank of America, 5.3%, dated 8/31/23, to be purchased on 9/1/23 for $4,000,589, collateralized by $4,080,003 U.S. Treasury Note, 2.875%, 5/15/32	$ 4,000,000
		$ 4,000,000

The accompanying notes are an integral part of these financial statements.
Pioneer Disciplined Growth Fund | Annual Report | 8/31/2321

Schedule of Investments  |  8/31/23 (continued)
Shares		Value
	Open-End Fund — 1.5%
27,067,911(c)	Dreyfus Government Cash Management, Institutional Shares, 5.21%	$ 27,067,911
		$ 27,067,911

	TOTAL SHORT TERM INVESTMENTS (Cost $31,067,911)	$31,067,911

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.9% (Cost $1,708,174,499)	$ 1,866,920,263
	OTHER ASSETS AND LIABILITIES — 0.1%	$ 1,584,483
	net assets — 100.0%	$1,868,504,746

(A.D.R.)	American Depositary Receipts.
REIT	Real Estate Investment Trust.
(a)	Non-income producing security.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(c)	Rate periodically changes. Rate disclosed is the 7-day yield at August 31, 2023.
Purchases and sales of securities (excluding short-term investments) for the year ended August 31, 2023, aggregated $2,030,867,296 and $2,095,520,622, respectively.
At August 31, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,714,311,277 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$216,941,605
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(64,332,619)
Net unrealized appreciation	$152,608,986
The accompanying notes are an integral part of these financial statements.
22Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of August 31, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,782,074,384	$ —	$—	$1,782,074,384
U.S. Government and Agency Obligations	—	53,777,968	—	53,777,968
Repurchase Agreements	—	4,000,000	—	4,000,000
Open-End Fund	27,067,911	—	—	27,067,911
Total Investments in Securities	$ 1,809,142,295	$ 57,777,968	$ —	$ 1,866,920,263
During the year ended August 31, 2023, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Disciplined Growth Fund | Annual Report | 8/31/2323

Statement of Assets and Liabilities  |  8/31/23
ASSETS:
Investments in unaffiliated issuers, at value (cost $1,708,174,499)	$1,866,920,263
Receivables —
Fund shares sold	631,457
Dividends	2,028,491
Interest	248,127
Other assets	50,655
Total assets	$1,869,878,993
LIABILITIES:
Payables —
Fund shares repurchased	$ 836,654
Trustees' fees	16,884
Professional fees	150,312
Transfer agent fees	116,902
Shareowner fees	33,003
Management fees	95,721
Administrative expenses	58,583
Distribution fees	35,730
Accrued expenses	30,458
Total liabilities	$ 1,374,247
NET ASSETS:
Paid-in capital	$1,734,531,598
Distributable earnings	133,973,148
Net assets	$1,868,504,746
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $1,706,046,015/110,604,141 shares)	$ 15.42
Class C (based on $10,608,905/1,006,596 shares)	$ 10.54
Class K (based on $10,917/668* shares)	$ 16.35
Class Y (based on $151,838,909/9,286,180 shares)	$ 16.35
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $15.42 net asset value per share/100%-5.75% maximum sales charge)	$ 16.36

*	Including fractional shares.
The accompanying notes are an integral part of these financial statements.
24Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

Statement of Operations FOR THE YEAR ENDED 8/31/23
INVESTMENT INCOME:
Dividends from unaffiliated issuers	$22,548,552
Interest from unaffiliated issuers	531,002
Total Investment Income		$ 23,079,554
EXPENSES:
Management fees	$10,553,620
Administrative expenses	718,874
Transfer agent fees
Class A	363,621
Class C	7,598
Class K	—
Class Y	106,876
Distribution fees
Class A	3,903,452
Class C	94,633
Shareowner communications expense	241,944
Custodian fees	15,504
Registration fees	110,622
Professional fees	160,788
Printing expense	34,516
Officers' and Trustees' fees	107,982
Insurance expense	16,624
Miscellaneous	396,934
Total expenses		$ 16,833,588
Net investment income		$ 6,245,966
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ (2,920,091)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$286,857,691
Net realized and unrealized gain (loss) on investments		$283,937,600
Net increase in net assets resulting from operations		$ 290,183,566
The accompanying notes are an integral part of these financial statements.
Pioneer Disciplined Growth Fund | Annual Report | 8/31/2325

Statements of Changes in Net Assets
	Year Ended 8/31/23	Year Ended 8/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 6,245,966	$ 1,205,774
Net realized gain (loss) on investments	(2,920,091)	163,048,239
Change in net unrealized appreciation (depreciation) on investments	286,857,691	(441,183,278)
Net increase (decrease) in net assets resulting from operations	$ 290,183,566	$ (276,929,265)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.92 and $5.73 per share, respectively)	$ (99,544,591)	$ (497,110,899)
Class C ($0.89 and $5.73 per share, respectively)	(794,407)	(3,498,768)
Class K* ($— and $— per share, respectively)	—	—
Class Y ($0.95 and $5.73 per share, respectively)	(4,845,749)	(7,001,499)
Total distributions to shareowners	$ (105,184,747)	$ (507,611,166)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 121,023,105	$ 98,684,018
Reinvestment of distributions	104,024,986	501,325,096
Cost of shares repurchased	(148,308,136)	(183,954,465)
Net increase in net assets resulting from Fund share transactions	$ 76,739,955	$ 416,054,649
Net increase (decrease) in net assets	$ 261,738,774	$ (368,485,782)
NET ASSETS:
Beginning of year	$1,606,765,972	$1,975,251,754
End of year	$1,868,504,746	$1,606,765,972
*	No distributions made to class K since inception.
The accompanying notes are an integral part of these financial statements.
26Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

	Year Ended 8/31/23 Shares	Year Ended 8/31/23 Amount	Year Ended 8/31/22 Shares	Year Ended 8/31/22 Amount
Class A
Shares sold	2,474,062	$ 34,130,154	2,326,404	$ 38,509,511
Reinvestment of distributions	7,580,630	98,585,697	29,168,827	492,077,591
Less shares repurchased	(8,998,126)	(125,157,891)	(10,081,761)	(165,915,023)
Net increase	1,056,566	$ 7,557,960	21,413,470	$ 364,672,079
Class C
Shares sold	343,631	$ 3,219,507	200,762	$ 2,374,113
Reinvestment of distributions	88,959	794,407	291,557	3,498,689
Less shares repurchased	(333,869)	(3,148,226)	(251,890)	(3,189,550)
Net increase	98,721	$ 865,688	240,429	$ 2,683,252
Class K*
Shares sold	668	$ 9,980	—	$ —
Reinvestment of distributions	—	—	—	—
Less shares repurchased	—	—	—	—
Net increase	668	$ 9,980	—	$ —
Class Y
Shares sold	5,697,163	$ 83,663,464	3,962,954	$ 57,800,394
Reinvestment of distributions	336,983	4,644,882	322,604	5,748,816
Less shares repurchased	(1,352,301)	(20,002,019)	(846,365)	(14,849,892)
Net increase	4,681,845	$ 68,306,327	3,439,193	$ 48,699,318
*	Class K commenced operations on May 31, 2023.
The accompanying notes are an integral part of these financial statements.
Pioneer Disciplined Growth Fund | Annual Report | 8/31/2327

Financial Highlights
	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19
Class A
Net asset value, beginning of period	$ 13.97	$ 21.98	$ 21.71	$ 16.92	$ 19.74
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.05	$ 0.01	$ (0.01)	$ 0.01	$ 0.02
Net realized and unrealized gain (loss) on investments	2.32	(2.29)	5.35	5.70	0.85
Net increase (decrease) from investment operations	$ 2.37	$ (2.28)	$ 5.34	$ 5.71	$ 0.87
Distributions to shareowners:
Net investment income	$ (0.03)	$ —	$ (0.00)(b)	$ (0.03)	$ (0.00)(b)
Net realized gain	(0.89)	(5.73)	(5.07)	(0.89)	(3.69)
Total distributions	$ (0.92)	$ (5.73)	$ (5.07)	$ (0.92)	$ (3.69)
Net increase (decrease) in net asset value	$ 1.45	$ (8.01)	$ 0.27	$ 4.79	$ (2.82)
Net asset value, end of period	$ 15.42	$ 13.97	$ 21.98	$ 21.71	$ 16.92
Total return (c)	18.18%	(14.84)%(d)	30.02%	35.17%	6.84%
Ratio of net expenses to average net assets	1.01%	1.00%	1.02%	1.05%	1.07%
Ratio of net investment income (loss) to average net assets	0.37%	0.07%	(0.04)%	0.03%	0.15%
Portfolio turnover rate	126%	112%	117%	101%	111%
Net assets, end of period (in thousands)	$1,706,046	$1,529,842	$1,937,041	$1,596,477	$1,255,198
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 or $(0.01) per share.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2022, the total return would have been (14.90)%.
The accompanying notes are an integral part of these financial statements.
28Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19
Class C
Net asset value, beginning of period	$ 9.88	$ 17.28	$ 18.22	$ 14.42	$ 17.51
Increase (decrease) from investment operations:(a)
Net investment income (loss) (b)	$ (0.04)	$ (0.09)	$ (0.14)	$ (0.11)	$ (0.09)
Net realized and unrealized gain (loss) on investments	1.59	(1.58)	4.27	4.80	0.69
Net increase (decrease) from investment operations	$ 1.55	$ (1.67)	$ 4.13	$ 4.69	$ 0.60
Distributions to shareowners:
Net realized gain	$ (0.89)	$ (5.73)	$ (5.07)	$ (0.89)	$ (3.69)
Total distributions	$ (0.89)	$ (5.73)	$ (5.07)	$ (0.89)	$ (3.69)
Net increase (decrease) in net asset value	$ 0.66	$ (7.40)	$ (0.94)	$ 3.80	$ (3.09)
Net asset value, end of period	$ 10.54	$ 9.88	$ 17.28	$ 18.22	$ 14.42
Total return (c)	17.28%	(15.51)%(d)	28.90%	34.12%	6.04%(e)
Ratio of net expenses to average net assets	1.83%	1.81%	1.84%	1.83%	1.87%
Ratio of net investment income (loss) to average net assets	(0.46)%	(0.74)%	(0.86)%	(0.75)%	(0.65)%
Portfolio turnover rate	126%	112%	117%	101%	111%
Net assets, end of period (in thousands)	$10,609	$ 8,968	$11,533	$13,036	$11,832
(a)	The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(b)	The per-share data presented above is based on the average shares outstanding for the period presented.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	The class action lawsuit did not have an impact on the total return.
(e)	If the Fund had not recognized gains in settlement of class lawsuits during the year ended August 31, 2019, the total return would have been 5.97%.
The accompanying notes are an integral part of these financial statements.
Pioneer Disciplined Growth Fund | Annual Report | 8/31/2329

Financial Highlights  (continued)
5/31/23* to 8/31/23
Class K
Net asset value, beginning of period	$14.95
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.03
Net realized and unrealized gain (loss) on investments	1.37
Net increase (decrease) from investment operations	$ 1.40
Net increase (decrease) in net asset value	$ 1.40
Net asset value, end of period	$16.35
Total return (b)	9.37%(c)
Ratio of net expenses to average net assets	0.72%(d)
Ratio of net investment income (loss) to average net assets	0.72%(d)
Portfolio turnover rate	126%(c)
Net assets, end of period (in thousands)	$ 11
*	Class K commenced operations on May 31, 2023.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
30Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19
Class Y
Net asset value, beginning of period	$ 14.76	$ 22.90	$ 22.38	$ 17.41	$ 20.19
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.08	$ 0.03	$ 0.03	$ 0.05	$ 0.07
Net realized and unrealized gain (loss) on investments	2.46	(2.44)	5.56	5.88	0.87
Net increase (decrease) from investment operations	$ 2.54	$ (2.41)	$ 5.59	$ 5.93	$ 0.94
Distributions to shareowners:
Net investment income	$ (0.06)	$ —	$ (0.00)(b)	$ (0.07)	$ (0.03)
Net realized gain	(0.89)	(5.73)	(5.07)	(0.89)	(3.69)
Total distributions	$ (0.95)	$ (5.73)	$ (5.07)	$ (0.96)	$ (3.72)
Net increase (decrease) in net asset value	$ 1.59	$ (8.14)	$ 0.52	$ 4.97	$ (2.78)
Net asset value, end of period	$ 16.35	$ 14.76	$ 22.90	$ 22.38	$ 17.41
Total return (c)	18.45%	(14.81)%(d)	30.28%	35.51%	7.09%(e)
Ratio of net expenses to average net assets	0.83%	0.84%	0.82%	0.81%	0.83%
Ratio of net investment income (loss) to average net assets	0.55%	0.19%	0.15%	0.28%	0.39%
Portfolio turnover rate	126%	112%	117%	101%	111%
Net assets, end of period (in thousands)	$151,839	$67,956	$26,677	$57,324	$45,416
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 or $(0.01) per share.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)	The class action lawsuit did not have an impact on the total return.
(e)	If the Fund had not recognized gains in settlement of class lawsuits during the year ended August 31, 2019, the total return would have been 7.03%.
The accompanying notes are an integral part of these financial statements.
Pioneer Disciplined Growth Fund | Annual Report | 8/31/2331

Notes to Financial Statements  |  8/31/23
1. Organization and Signiﬁcant Accounting Policies
Pioneer Disciplined Growth Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust XII (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares commenced operations on May 31, 2023. Class R shares had not commenced operations as of August 31, 2023.  Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief
32Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange,
Pioneer Disciplined Growth Fund | Annual Report | 8/31/2333

prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
34Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
Pioneer Disciplined Growth Fund | Annual Report | 8/31/2335

At August 31, 2023, the Fund was permitted to carry forward indefinitely $0 of short-term losses and $22,119,672 of long-term losses.
The tax character of distributions paid during the years ended August 31, 2023 and August 31, 2022, was as follows:
	2023	2022
Distributions paid from:
Ordinary income	$ 3,829,787	$196,426,626
Long-term capital gains	101,354,960	311,184,540
Total	$105,184,747	$507,611,166
The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$ 3,483,834
Capital loss carryforward	(22,119,672)
Net unrealized appreciation	152,608,986
Total	$133,973,148
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.
D.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $31,105 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2023.
E.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are
36Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.
F.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade
Pioneer Disciplined Growth Fund | Annual Report | 8/31/2337

disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund may invest in small- and mid-size companies. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession, have more limited product lines, operating histories, markets or capital resources, may be dependent upon a limited management group, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Adviser thinks appropriate, and offer greater potential for gain and loss.
The Fund may invest in fewer than 40 securities, and as a result, the Fund's performance may be more volatile than the performance of funds holding more securities.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in
38Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund's custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in
Pioneer Disciplined Growth Fund | Annual Report | 8/31/2339

financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate equal to 0.65% of the Fund’s average daily net assets up to $1 billion, 0.60% of the next $4 billion of the Fund’s average daily net assets and 0.55% of the Fund’s average daily net assets over $5 billion. For the year ended August 31, 2023, the effective management fee was equal to 0.63% of the Fund’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $95,721 in management fees payable to the Adviser at August 31, 2023.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended August 31, 2023, the Fund paid $107,982 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At August 31, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $16,884 and a payable for administrative expenses of $58,583, which includes the payable for Officers' compensation.
40Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$232,899
Class C	2,881
Class K	—
Class Y	6,164
Total	$241,944
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Reflected on the Statement of Assets and Liabilities is $35,730 in distribution fees payable to the Distributor at August 31, 2023.
In addition, Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 6 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2023, CDSCs in the amount of $637 were paid to the Distributor.
Pioneer Disciplined Growth Fund | Annual Report | 8/31/2341

6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit facility. For the year ended August 31, 2023, the Fund had no borrowings under the credit facility.
42Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust XII and the Shareholders of Pioneer Disciplined Growth Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Disciplined Growth Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust XII (the “Trust”)), including the schedule of investments, as of August 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Pioneer Series Trust XII) at August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Pioneer Disciplined Growth Fund | Annual Report | 8/31/2343

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
October 30, 2023
44Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

Additional Information (unaudited)
For the year ended August 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.
The Fund designated $101,354,960 as long-term capital gains distributions during the year ended August 31, 2023. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.
The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 100.00%.
Pioneer Disciplined Growth Fund | Annual Report | 8/31/2345

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements
46Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
Pioneer Disciplined Growth Fund | Annual Report | 8/31/23 47

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-225-6292.
48Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

Independent Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Thomas J. Perna (72) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial
Solutions, Inc. (investor
communications and securities
processing provider for financial
services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner, Jr. (72)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (66) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
Pioneer Disciplined Growth Fund | Annual Report | 8/31/2349

Independent Trustees (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Benjamin M. Friedman (79) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Craig C. MacKay (60) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial
services holding company) (2022 – present);
Board Member of Carver Bancorp, Inc. (holding
company) and Carver Federal Savings Bank,
NA (2017 – present); Advisory Council Member,
MasterShares ETF (2016 – 2017); Advisory
Council Member, The Deal (financial market
information publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive Officer, Danis
Transportation Company (privately-owned
commercial carrier) (2000 – 2003); Board
Member and Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000); Board
Member, Federation of Protestant Welfare
Agencies (human services agency) (1993 –
present); and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)
50Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lorraine H. Monchak (67) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President Corporate Finance and Treasury Group, Citibank, N.A.(1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (75) Trustee	Trustee since 1997. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (technology for the environment, energy and agriculture) (2019 – present); Chief Operating Officer, North Country Growers LLC (controlled environment agriculture company) (2020 – present); Chief Executive Officer, Green Heat LLC (biofuels company) (2022 – present); President and Chief Executive Officer, Newbury Piret Company (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
Pioneer Disciplined Growth Fund | Annual Report | 8/31/2351

Independent Trustees (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Fred J. Ricciardi (76) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
52Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

Interested Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lisa M. Jones (61)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (65)** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
Pioneer Disciplined Growth Fund | Annual Report | 8/31/2353

Fund Officers
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2003. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (60) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (46) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Assistant Secretary of Amundi US, Inc. since July 2020: Assistant Secretary of Amundi Asset Management US, Inc. since July 2020: Assistant Secretary of Amundi Distributor US, Inc. since July 2020; Assistant Secretary of all the Pioneer Funds since September 2022; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (58) Assistant Treasurer	Since 2000. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (65) Assistant Treasurer	Since 2002. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
54Pioneer Disciplined Growth Fund | Annual Report | 8/31/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Antonio Furtado (41) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (52) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (52) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (51) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022: Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
Pioneer Disciplined Growth Fund | Annual Report | 8/31/2355

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
 1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
 1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 19430-17-1023

Pioneer MAP* - High Income Municipal Fund
Annual Report  |  August 31, 2023

Ticker Symbol: HIMUX
* Managed Account Portfolio

visit us: www.amundi.com/us

Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
October 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/233

Portfolio Management Discussion  |  8/31/23
In the following interview, Jonathan Chirunga and David Eurkus discuss the factors that influenced the performance of Pioneer MAP – High Income Municipal Fund* during the 12-month period ended August 31, 2023. Mr. Chirunga, Managing Director, Director of High-Yield Municipal Bonds, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with Mr. Eurkus, Managing Director, Director of Municipals, and a portfolio manager at Amundi US.
Q	How did the Fund perform during the 12-month period ended August 31, 2023?
A	Pioneer MAP – High Income Municipal Fund returned -2.69% at net asset value during the 12-month period ended August 31, 2023, while the Fund’s benchmark, the Bloomberg U.S. Municipal High Yield Bond Index (the Bloomberg Index), returned 0.52%. During the same period, the average return of the 197 mutual funds in Morningstar’s High-Yield Municipal Funds category was -0.67%.
Q	How would you describe the investment environment for municipal bonds during the 12-month period ended August 31, 2023?
A	High-yield municipal bonds, as measured by the Fund’s benchmark, Bloomberg Index, posted a narrow gain for the 12-month period, with the benefit of increased contributions to returns from income (driven in part by higher interest rates) helping to offset a decline in bond prices. The broader fixed-income market faced headwinds during the period, due to a combination of persistent inflation and uncertainty with regard to how long the U.S. Federal Reserve (Fed) would need to continue raising interest rates in order to curb said inflation. High-yield municipals faced additional pressure during the period as market participants worried about slowing economic growth and the potential effect such a scenario would have on state and local tax revenues. That factor contributed to the underperformance of the Bloomberg Index when measured against the investment-grade Bloomberg Municipal Bond Index, which returned 1.70% for the 12-month period.
*	The Fund does not invest directly in securities but instead invests all of its investable assets in an underlying mutual fund, Pioneer High Income Municipal Portfolio (the “Portfolio”), which has the same investment objective and policies as the Fund. Unless otherwise indicated, references to the Fund include the Portfolio.
4Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/23

Despite the uneven performance, the municipal bond market continued to receive strong support during the period from ongoing strength in underlying credit quality. State tax revenues have remained near record highs, allowing many issuers to build up reserves in order to strengthen their financial positions ahead of a possible slowdown in economic growth. In addition, the supply-and-demand dynamic in the municipal market was quite supportive. Investors’ demand for municipals has remained robust in a continued higher-yield environment, and the strong cash positions of issuers as well as general caution about the economy kept new-issue supply in the market relatively limited over the 12-month period.
Q	What factors affected the Fund’s performance relative to the Bloomberg Index during the 12-month period ended August 31, 2023?
A	The Fund’s significant underweight to bonds issued by the Commonwealth of Puerto Rico was the primary reason for the shortfall in benchmark-relative performance during the 12-month period. The Fund’s weighting to Puerto Rico’s bonds, which performed well during the period, stood at roughly 3% of invested assets, while the Commonwealth’s weighting in the Bloomberg Index was at approximately 17%. In addition, the portfolio’s underweight allocations to state general obligation debt and to the water-and-sewer sector detracted from the Fund’s benchmark-relative returns for the period. On the other hand, the Fund’s benchmark-relative results benefited from modest allocations to bonds in the housing and leasing sectors, and from a relative underweight to the transportation sector.
At the individual security level, key positive contributors to the Fund’s benchmark-relative returns for the period included holdings of Buckeye (Ohio) tobacco Master Settlement Agreement (MSA) revenue bonds and Puerto Rico Sales Tax Financing Corporation revenue bonds. Notable individual detractors from the Fund’s relative performance included positions in Oroville (California) revenue bonds and New Jersey Economic Development Authority revenue bonds.
With regard to tobacco MSA bonds, we have found the bonds to be attractive investments, not only for their potential to enhance
Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/235

performance, but also for the benefits received by the settling states that have issued tobacco bonds since the establishment of the MSA between the settling states and the tobacco-related companies several years ago. Those benefits have included: substantial funding for the advancement of public health; the implementation of important tobacco-related public health measures; and funding towards establishment of a national foundation dedicated to significantly reducing the use of tobacco products among youths.
Q	Did the Fund’s distributions** to shareholders change during the 12-month period ended August 31, 2023?
A	The Fund’s monthly distribution rate experienced a slight increase over the 12-month period, reflecting improved yield opportunities resulting from falling bond prices. (Bond prices and yields tend to move in opposite directions.)
Q	Did the Fund have any exposure to derivative securities during the 12-month period ended August 31, 2023?
A	No, the Fund had no exposure to derivatives during the period.
Q	What were some notable aspects of the Fund’s positioning as of August 31, 2023?
A	As of period-end, the Fund was overweight versus the benchmark to the tobacco and charter school sectors, based on our belief that both areas of the municipal bond market were poised for continued outperformance. We made slight increases to the portfolio’s allocations to both sectors over the course of the 12-month period. Conversely, we have maintained the Fund’s benchmark-relative underweight to Puerto Rico’s debt, due to our concerns regarding the Commonwealth’s sensitivity to economic cycles, the ebbs and flows of the tourism industry, and hurricanes.
Q	What is your investment outlook?
A	We believe the high-yield municipal market has continued to offer very compelling valuations following an extended period of uncertainty about both inflation and the economic outlook. As of
**	Distributions are not guaranteed.
6Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/23

period-end, the bonds of issuers with historically strong credit profiles were valued at attractive tax-exempt yields in excess of 5% and even higher. In addition, default rates in the municipal bond market have remained modest relative to the default rates in the corporate bond market. We are also encouraged by the prospect of moderate new-issue supply that could remain well balanced by continued strength on the investor-demand side.
As is always the case, headline news events have had a minimal effect on our day-to-day approach to managing the portfolio. Our goal is to invest the Fund in what we believe are fundamentally sound credits with attractive yields, while maintaining an appropriate level of portfolio diversification***. We also seek to avoid experiencing defaults in the portfolio through our emphasis on fundamental research. We believe this steady, long-term approach remains the most effective way to identify opportunities and to help minimize the risk associated with investing in the high-yield municipal market.
***	Diversification does not assure a profit nor protect against loss.
Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/237

Please refer to the Schedule of Investments on pages 35  - 52  for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against
Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Until recently, a commonly used reference rate for floating rate securities was LIBOR (London Interbank Offered Rate). Publication of most LIBOR settings has ceased on a representative basis. The impact of the transition from LIBOR on the Fund's transactions and financial markets generally cannot yet be determined.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.
A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
8Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/23

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus.
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/239

Portfolio Summary  |  8/31/23
Portfolio Diversification(a)

(As a percentage of total investments)*
State Diversification(a)

(As a percentage of total investments)*
10Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/23

10 Largest Holdings(a)

(As a percentage of total investments)*
1.	Buckeye Tobacco Settlement Financing Authority, Senior Class 2, Series B2, 5.00%, 6/1/55	3.62%
2.	Golden State Tobacco Securitization Corp., Series A1, 4.214%, 6/1/50	3.49
3.	Tobacco Settlement Financing Corp., Series B1, 5.00%, 6/1/47	2.99
4.	Arkansas Development Finance Authority, Big River Steel Project, 4.50%, 9/1/49 (144A)	2.54
5.	New York Counties Tobacco Trust IV, Settlement pass through, Series A, 5.00%, 6/1/45	2.35
6.	TSASC, Inc., Series B, 5.00%, 6/1/48	2.22
7.	TSASC, Inc., Series B, 5.00%, 6/1/45	2.01
8.	Dominion Water & Sanitation District, 5.875%, 12/1/52	1.95
9.	California Statewide Communities Development Authority, Loma Linda University Medical Center, Series A, 5.25%, 12/1/56 (144A)	1.91
10.	City of Hammond, Custodial Receipts Cabelas Project, 7.50%, 2/1/29 (144A)	1.90
(a)	The Fund invests as a feeder fund in Pioneer High Income Municipal Portfolio (the "Portfolio"), and owns a pro rata interest in the Portfolio's net assets. Portfolio Diversification, State Distribution and Ten Largest Holdings at August 31, 2023 are based on the holdings of the Portfolio. For more complete details about the Portfolio's investment portfolio, see page 34.
*	Excludes short-term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/2311

Prices and Distributions  |  8/31/23
Net Asset Value per Share
	8/31/23	8/31/22
Net Asset Value	$8.23	$8.93
Distributions per Share
	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
9/1/22 – 8/31/23	$0.4642	$—	$—
Index Definitions
The Bloomberg U.S. Municipal High Yield Bond Index is an unmanaged measure of the performance of the high-yield municipal bond market. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” chart on page 13.
12Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/23

Performance Update  |  8/31/23
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer MAP - High Income Municipal Fund during the periods shown, compared to that of the Bloomberg U.S. Municipal High Yield Bond Index.
Average Annual Total Return (As of August 31, 2023)
Period	Net Asset Value (NAV)	Bloomberg U.S. Municipal High Yield Bond Index
Life-of-Fund (12/21/20)	-2.40%	-1.06%
1 Year	-2.69	0.52
Expense Ratio (Per prospectus dated December 28, 2022)
Gross	Net
1,096.00%	0.00%
Value of $10,000 Investment
Performance of the Fund's shares shown in the graph above is from the inception of the Fund on 12/21/20 through 8/31/23. Index information shown in the graph above is from 12/31/20 through 8/31/23.
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
All results are historical and assume the reinvestment of dividends and capital gains.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2032 for Pioneer MAP - High Income Municipal Fund. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/2313

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer MAP - High Income Municipal Fund*
Based on actual returns from March 1, 2023 through August 31, 2023.

Beginning Account Value on 3/1/23	$1,000.00
Ending Account Value (after expenses) on 8/31/23	$985.90
Expenses Paid During Period**	$0.00

*	Includes the Fund's share of Pioneer High Income Municipal Portfolio's allocated expenses.
**	Expenses are equal to the Fund’s annualized net expense ratio of 0.00% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
14Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/23

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer MAP - High Income Municipal Fund*
Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2023 through August 31, 2023.

Beginning Account Value on 3/1/23	$1,000.00
Ending Account Value (after expenses) on 8/31/23	$1,025.21
Expenses Paid During Period**	$0.00

*	Includes the Fund's share of Pioneer High Income Municipal Portfolio's allocated expenses.
**	Expenses are equal to the Fund’s annualized net expense ratio of 0.00% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/2315

Statement of Assets and Liabilities   |  8/31/23
ASSETS:
Investments in Pioneer High Income Municipal Portfolio, at value	$ 9,363
Other assets	1
Total assets	$ 9,364
LIABILITIES:
Total liabilities	$ —
NET ASSETS:
Paid-in capital	$11,266
Distributable earnings (loss)	(1,902)
Net assets	$ 9,364
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Based on $9,364/1,138 shares	$ 8.23
The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
16Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/23

Statement of Operations FOR THE YEAR ENDED 8/31/23
INVESTMENT INCOME:
Income allocated from Pioneer High Income Municipal Portfolio:
Interest from unaffiliated issuers	$ 509
Total Investment Income		$ 509
EXPENSES:
Transfer agent fees	$ 10
Shareowner communications expense	4
Custodian fees	14,983
Registration fees	32,638
Professional fees	64,692
Printing expense	30,000
Miscellaneous	3,676
Total expenses		$ 146,003
Less fees waived and expenses reimbursed by the Adviser		(146,003)
Net expenses		$ —
Net investment income		$ 509
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Allocated from Pioneer High Income Municipal Portfolio:
Investments		$ (459)
Change in net unrealized appreciation (depreciation) allocated from Pioneer High Income Municipal Portfolio:
Investments		$ (308)
Net realized and unrealized gain (loss) on investments		$ (767)
Net decrease in net assets resulting from operations		$ (258)
The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.
Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/2317

Statements of Changes in Net Assets
	Year Ended 8/31/23	Year Ended 8/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 509	$ 460
Net realized gain (loss)	(459)	(284)
Change in net unrealized appreciation (depreciation)	(308)	(1,183)
Net decrease in net assets resulting from operations	$ (258)	$ (1,007)
DISTRIBUTIONS TO SHAREOWNERS:
($0.46 and $0.45 per share, respectively)	$ (513)	$ (475)
Total distributions to shareowners	$ (513)	$ (475)
FROM FUND SHARE TRANSACTIONS:
Reinvestment of distributions	$ 513	$ 475
Net increase in net assets resulting from Fund share transactions	$ 513	$ 475
Net decrease in net assets	$ (258)	$ (1,007)
NET ASSETS:
Beginning of year	$9,622	$10,629
End of year	$9,364	$ 9,622
	Year Ended 8/31/23 Shares	Year Ended 8/31/23 Amount	Year Ended 8/31/22 Shares	Year Ended 8/31/22 Amount

Reinvestment of distributions	60	$513	50	$475
Net increase	60	$513	50	$475
The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.
18Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/23

Financial Highlights
	Year Ended 8/31/23	Year Ended 8/31/22	12/21/20 to 8/31/21*
Net asset value, beginning of period	$ 8.93	$ 10.34	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss)(a)	$ 0.46	$ 0.44	$ 0.31
Net realized and unrealized gain (loss) on investments	(0.70)	(1.40)	0.32
Net increase (decrease) from investment operations	$ (0.24)	$ (0.96)	$ 0.63
Distributions to shareowners:
Net investment income	$ (0.46)	$ (0.45)	$ (0.29)
Total distributions	$ (0.46)	$ (0.45)	$ (0.29)
Net increase (decrease) in net asset value	$ (0.70)	$ (1.41)	$ 0.34
Net asset value, end of period	$ 8.23	$ 8.93	$ 10.34
Total return(b)	(2.69)%	(9.49)%	6.34%(c)
Ratio of net expenses to average net assets	0.00%(d)	0.00%(d)	0.00%(d)(e)
Ratio of net investment income (loss) to average net assets	5.38%	4.52%	4.42%(e)
Portfolio turnover rate	37%(f)	38%(f)	11%(c)(f)
Net assets, end of period (in thousands)	$ 9	$ 10	$ 11
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1,542.10%(d)	1,095.86%(d)	2,190.00%(d)(e)
Net investment income (loss) to average net assets	(1,536.73)%	(1,091.34)%	(2,186.00)%(e)
*	The Fund commenced operations on December 21, 2020.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Includes the Fund's share of Pioneer High Income Municipal Portfolio's allocated expenses.
(e)	Annualized.
(f)	Represents the portfolio turnover rate of Pioneer High Income Municipal Portfolio.
The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.
Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/2319

Notes to Financial Statements  |  8/31/23
1. Organization and Signiﬁcant Accounting Policies
Pioneer MAP - High Income Municipal Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust XII (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation. The Fund commenced operations on December 21, 2020.
The Fund invests all of its investable assets as a feeder fund in Pioneer High Income Municipal Portfolio (the “Portfolio”), a portfolio of Pioneer Core Trust I, that has the same investment objective and policies as the Fund. The financial statements of the Portfolio, including the Schedule of Investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Portfolio is registered under the 1940 Act as a diversified, open-end management investment company. At August 31, 2023, the Fund owned approximately 0.001% of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, which are attached, are an integral part of these financial statements. Please refer to the accounting policies disclosed in the financial statements of the Portfolio for additional information regarding significant accounting policies that affect the Fund.
The Fund offers a single class of shares. The Fund’s shares are offered through Amundi Distributor US, Inc. (the “Distributor”), an affiliate of Amundi Asset Management US, Inc., the Fund's investment adviser (the "Adviser"). Shares are offered at the Fund’s current net asset value (“NAV”) per share. The Amended and Restated Declaration of Trust of the Trust give the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date.
The Adviser is an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides
20Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/23

optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio’s financial statements included elsewhere in this report.
Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/2321

Disclosure about the classification of fair value measurements is presented in a tabular format following the Portfolio’s Schedule of Investments.
B.	Investment Income and Transactions
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date.
The Fund receives a daily allocation of the Portfolio’s income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio.
C.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.
At August 31, 2023, the Fund reclassified $12 to increase distributable earnings and $12 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At August 31, 2023, the Fund was permitted to carry forward indefinitely $349 of short-term losses and $394 of long-term losses.
22Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/23

The tax character of distributions paid during the years ended August 31, 2023 and August 31, 2022, was as follows:
	2023	2022
Distributions paid from:
Tax-exempt income	$503	$443
Ordinary income	10	23
Long-term capital gains	—	9
Total	$513	$475
The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2023:
2023
Distributable earnings/(losses):
Undistributed tax-exempt income	$ 35
Capital loss carryforward	(743)
Net unrealized depreciation	(1,194)
Total	$(1,902)
At August 31, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $10,557 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 116
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,310)
Net unrealized depreciation	$(1,194)
D.	Risks
The Fund invests substantially all of its assets in the Portfolio. Following are risks related to the Portfolio’s investments.
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could
Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/2323

adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities and other obligations issued by or on behalf of states, counties, municipalities, territories and possessions of the United States
24Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/23

and the District of Columbia and their authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax ("municipal securities").
The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession. To the extent the Fund invests significantly in a single state (including California, Illinois, New York and Indiana), city, territory (including Puerto Rico), or region, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.
The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its
Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/2325

effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Fund's transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund's performance.
26Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/23

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund's custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Fund does not pay a management fee under the Fund’s investment advisory agreement with the Adviser. Shareowners should be aware, however, that the Fund is an integral part of separately managed account programs, and the Adviser or an affiliate will be compensated directly or indirectly by separately managed account program sponsor.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.00% of the average daily net assets attributable to fund
Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/2327

shares. This expense limitation is in effect through January 1, 2032. There can be no assurance that the Adviser will extend the expense limitation beyond such time. Net expenses may exceed the expense limitation to the extent that the Fund incurs excluded expenses. While in effect, the arrangement may be terminated only by agreement of the Adviser and the Board of Trustees. Fees waived and expenses reimbursed during the year ended August 31, 2023 are reflected on the Statement of Operations.
3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended August 31, 2023, the Fund paid $0.22 in Officers' and Trustees' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
28Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust XII and the Shareholders of Pioneer MAP - High Income Municipal Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer MAP-High Income Municipal Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust XII (the “Trust”)) as of August 31, 2023, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period ended August 31, 2023 and the period from December 21, 2020 (commencement of operations) through August 31, 2021 and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of  the Fund (one of the funds constituting Pioneer Series Trust XII) at August 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period ended August 31, 2023 and the period from December 21, 2020 (commencement of operations) through August 31, 2021, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the
Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/2329

effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
October 30, 2023
30Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/23

Additional Information (unaudited)
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 100.00%.
Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/2331

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements
32Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/23

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee noted that the Fund currently invests substantially all of its assets in Pioneer High Income Municipal Portfolio, which currently maintains a Highly Liquid Investment Minimum.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/23 33

(The following financial statements of Pioneer High Income Municipal Portfolio should be read in conjunction with the Fund’s financial statements.)
34Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Schedule of Investments  |  8/31/23
Pioneer High Income Municipal Portfolio
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 96.5%
	Municipal Bonds — 95.8% of Net Assets(a)
	Alabama — 0.3%
4,525,000	Hoover Industrial Development Board, 5.75%, 10/1/49	$ 4,471,515
	Total Alabama	$ 4,471,515

	Arizona — 1.7%
1,725,000	Arizona Industrial Development Authority, Doral Academy Nevada Fire Mesa, Series A, 5.00%, 7/15/39	$ 1,604,284
1,675,000	Arizona Industrial Development Authority, Doral Academy Nevada Fire Mesa, Series A, 5.00%, 7/15/49	1,520,867
125,000	Arizona Industrial Development Authority, Doral Academy Of Northern Nevada Project, Series A, 4.00%, 7/15/27 (144A)	118,666
265,000	Arizona Industrial Development Authority, Doral Academy Of Northern Nevada Project, Series A, 4.00%, 7/15/41 (144A)	210,270
1,115,000	Arizona Industrial Development Authority, Doral Academy Of Northern Nevada Project, Series A, 4.00%, 7/15/51 (144A)	793,646
1,040,000	Arizona Industrial Development Authority, Doral Academy Of Northern Nevada Project, Series A, 4.00%, 7/15/56 (144A)	709,831
12,595,000	Industrial Development Authority of the City of Phoenix, 3rd & Indian School Assisted Living Project, 5.40%, 10/1/36	10,897,194
1,000,000	Industrial Development Authority of the County of Pima, Facility Desert Heights Charter, 7.00%, 5/1/34	1,017,880
3,000,000	Industrial Development Authority of the County of Pima, Facility Desert Heights Charter, 7.25%, 5/1/44	3,050,340
1,810,000	Tempe Industrial Development Authority, Series A, 6.125%, 10/1/47 (144A)	1,105,566
2,400,000	Tempe Industrial Development Authority, Series A, 6.125%, 10/1/52 (144A)	1,391,088
	Total Arizona	$ 22,419,632

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2335

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Arkansas — 3.5%
35,000,000	Arkansas Development Finance Authority, Big River Steel Project, 4.50%, 9/1/49 (144A)	$ 32,187,750
14,500,000	Arkansas Development Finance Authority, Green Bond, 5.45%, 9/1/52	14,072,395
	Total Arkansas	$ 46,260,145

	California — 15.2%
1,755,000	California County Tobacco Securitization Agency, 5.00%, 6/1/50	$ 1,719,953
60,000	California County Tobacco Securitization Agency, Asset-Backed, Series A, 5.875%, 6/1/43	60,201
1,370,000	California County Tobacco Securitization Agency, Golden Gate Tobacco Settlement, Series A, 5.00%, 6/1/47	1,254,345
185,000	California Municipal Finance Authority, Series A, 5.00%, 12/1/36 (144A)	186,868
2,000,000	California Municipal Finance Authority, Series A, 5.00%, 12/1/46 (144A)	1,898,640
2,000,000	California Municipal Finance Authority, Series A, 5.00%, 12/1/54 (144A)	1,847,640
2,910,000	California Municipal Finance Authority, Series B, 4.75%, 12/1/31 (144A)	2,629,301
6,115,000	California Municipal Finance Authority, Series B, 5.25%, 12/1/36 (144A)	5,444,674
4,530,000	California Municipal Finance Authority, Series B, 5.50%, 12/1/39 (144A)	4,018,654
2,000,000	California Municipal Finance Authority, Baptist University, Series A, 5.00%, 11/1/46 (144A)	1,848,800
8,350,000	California Municipal Finance Authority, Baptist University, Series A, 5.50%, 11/1/45 (144A)	8,195,024
250,000	California Municipal Finance Authority, John Adams Academics Project, Series A, 5.00%, 10/1/35	252,835
1,550,000	California Municipal Finance Authority, John Adams Academics Project, Series A, 5.25%, 10/1/45	1,567,313
500,000	California Municipal Finance Authority, Santa Rosa Academy Project, 5.125%, 7/1/35 (144A)	500,735
1,575,000	California Municipal Finance Authority, Santa Rosa Academy Project, 5.375%, 7/1/45 (144A)	1,613,383
280,000	California School Finance Authority, Stem Preparatory Schools, Series A, 5.00%, 6/1/43 (144A)	270,183
500,000	California School Finance Authority, Stem Preparatory Schools, Series A, 5.125%, 6/1/53 (144A)	469,250
1,000,000	California School Finance Authority, Stem Preparatory Schools, Series A, 5.375%, 5/1/63 (144A)	945,300
The accompanying notes are an integral part of these financial statements.
36Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	California — (continued)
100,000	California School Finance Authority, View Park Elementary & Middle School, Series A, 4.75%, 10/1/24	$ 99,183
830,000	California School Finance Authority, View Park Elementary & Middle School, Series A, 5.625%, 10/1/34	823,028
3,175,000	California School Finance Authority, View Park Elementary & Middle School, Series A, 5.875%, 10/1/44	3,128,613
1,000,000	California School Finance Authority, View Park Elementary & Middle School, Series A, 6.00%, 10/1/49	945,910
3,230,000	California School Finance Authority, View Park High School, Series A, 7.125%, 10/1/48 (144A)	3,240,078
1,875,000	California Statewide Communities Development Authority, Baptist University, Series A, 5.00%, 11/1/41 (144A)	1,802,175
1,560,000	California Statewide Communities Development Authority, Baptist University, Series A, 6.125%, 11/1/33 (144A)	1,562,855
4,030,000	California Statewide Communities Development Authority, Baptist University, Series A, 6.375%, 11/1/43 (144A)	4,035,118
5,475,000	California Statewide Communities Development Authority, Loma Linda University Medical Center, 5.25%, 12/1/43 (144A)	5,217,292
6,165,000	California Statewide Communities Development Authority, Loma Linda University Medical Center, 5.50%, 12/1/54	6,188,612
20,760,000	California Statewide Communities Development Authority, Loma Linda University Medical Center, 5.50%, 12/1/58 (144A)	19,816,043
3,500,000	California Statewide Communities Development Authority, Loma Linda University Medical Center, Series A, 5.00%, 12/1/46 (144A)	3,289,020
25,320,000	California Statewide Communities Development Authority, Loma Linda University Medical Center, Series A, 5.25%, 12/1/56 (144A)	24,245,166
700,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/34	420,840
6,980,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/39	4,197,213
34,720,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/49	20,899,704
31,800,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/54	19,145,190
64,000,000	Golden State Tobacco Securitization Corp., Series A1, 4.214%, 6/1/50	44,277,760
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2337

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	California — (continued)
2,500,000(b)	Pittsburg Unified School District Financing Authority, Capital Appreciation General Obligation Pittsburg, 9/1/41 (AGM Insured)	$ 1,135,250
1,925,000(b)	Pittsburg Unified School District Financing Authority, Capital Appreciation General Obligation Pittsburg, 9/1/42 (AGM Insured)	834,025
	Total California	$ 200,026,174

	Colorado — 7.4%
4,535,000(c)	2000 Holly Metropolitan District, Series A, 5.00%, 12/1/50	$ 3,951,572
577,000(c)	2000 Holly Metropolitan District, Series B, 7.50%, 12/15/50	526,778
3,000,000	Aerotropolis Regional Transportation Authority, 4.375%, 12/1/52	2,265,390
1,735,000(c)	Belleview Village Metropolitan District, 4.95%, 12/1/50	1,429,866
1,250,000(c)	Cottonwood Highlands Metropolitan District No. 1, Series A, 5.00%, 12/1/49	1,125,425
2,090,000(c)	Cottonwood Highlands Metropolitan District No. 1, Series B, 8.75%, 12/15/49	2,108,643
4,090,000(c)	Crystal Crossing Metropolitan District, 5.25%, 12/1/40	4,052,945
26,000,000	Dominion Water & Sanitation District, 5.875%, 12/1/52	24,719,500
8,425,000(c)	Green Valley Ranch East Metropolitan District No. 6, Series A, 5.875%, 12/1/50	8,105,945
15,270,000(c)	Larkridge Metropolitan District No. 2, 5.25%, 12/1/48	14,145,975
5,261,000(c)	Littleton Village Metropolitan District No. 2, 5.375%, 12/1/45	5,107,642
1,125,000	Nine Mile Metropolitan District, 4.625%, 12/1/30	1,060,515
9,760,000	Nine Mile Metropolitan District, 5.125%, 12/1/40	9,151,952
1,000,000	Rampart Range Metropolitan District No 5, 4.00%, 12/1/51	683,480
1,000,000(c)	Ridgeline Vista Metropolitan District, Series A, 5.25%, 12/1/60	912,510
2,000,000(c)	Settler's Crossing Metropolitan District No. 1, Series A, 5.00%, 12/1/40 (144A)	1,838,580
3,760,000(c)	Settler's Crossing Metropolitan District No. 1, Series A, 5.125%, 12/1/50 (144A)	3,235,818
597,000(c)	Settler's Crossing Metropolitan District No. 1, Series B, 7.625%, 12/15/50	584,081
1,722,000(c)	Village at Dry Creek Metropolitan District No. 2, 4.375%, 12/1/44	1,483,675
The accompanying notes are an integral part of these financial statements.
38Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Colorado — (continued)
1,246,000(c)	Villas Metropolitan District, Series A, 5.125%, 12/1/48	$ 1,132,427
4,280,000(c)	Willow Bend Metropolitan District, Series A, 5.00%, 12/1/39	4,042,375
5,375,000(c)	Willow Bend Metropolitan District, Series A, 5.00%, 12/1/49	4,742,040
755,000(c)	Willow Bend Metropolitan District, Series B, 7.625%, 12/15/49	678,526
	Total Colorado	$ 97,085,660

	Delaware — 0.2%
2,250,000	Delaware State Economic Development Authority, Aspira of Delaware Charter, 4.00%, 6/1/52	$ 1,631,362
1,380,000	Delaware State Economic Development Authority, Aspira of Delaware Charter, 4.00%, 6/1/57	961,612
	Total Delaware	$ 2,592,974

	District of Columbia — 0.5%
845,000	District of Columbia, Inspired Teaching Demonstration Public Charter School, 5.00%, 7/1/32	$ 863,379
1,500,000	District of Columbia, Inspired Teaching Demonstration Public Charter School, 5.00%, 7/1/42	1,492,395
1,165,000	District of Columbia, Inspired Teaching Demonstration Public Charter School, 5.00%, 7/1/47	1,121,499
1,835,000	District of Columbia, Inspired Teaching Demonstration Public Charter School, 5.00%, 7/1/52	1,759,508
710,000	District of Columbia Tobacco Settlement Financing Corp., Asset-Backed, 6.75%, 5/15/40	726,294
	Total District of Columbia	$ 5,963,075

	Florida — 1.4%
500,000(d)	Capital Trust Agency, Inc., Series B, 5.00%, 7/1/43	$ 40,000
750,000(d)	Capital Trust Agency, Inc., Series B, 5.00%, 7/1/53	60,000
500,000(d)	Capital Trust Agency, Inc., Series B, 5.25%, 7/1/48	40,000
850,000	County of Lake, 5.00%, 1/15/54 (144A)	769,590
270,000	County of Lake, Imagine South Lake Charter School Project, 5.00%, 1/15/29 (144A)	269,714
1,250,000	County of Lake, Imagine South Lake, Charter School Project, 5.00%, 1/15/39 (144A)	1,248,975
2,350,000	County of Lake, Imagine South Lake, Charter School Project, 5.00%, 1/15/49 (144A)	2,149,122
300,000	Florida Development Finance Corp., Glenridge On Palmer Ranch Project, 5.00%, 6/1/31 (144A)	287,787
13,475,000	Florida Development Finance Corp., Glenridge On Palmer Ranch Project, 5.00%, 6/1/51 (144A)	10,267,680
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2339

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Florida — (continued)
225,000	Florida Development Finance Corp., The Glenridge On Palmer Ranch Project, 5.00%, 6/1/35 (144A)	$ 203,785
2,500,000	Palm Beach County Health Facilities Authority, Toby & Leon Cooperman Sinai, 4.25%, 6/1/56	1,697,025
2,000,000	Village Community Development District No 15, 5.25%, 5/1/54 (144A)	1,950,260
	Total Florida	$ 18,983,938

	Guam — 0.1%
1,100,000	Guam Economic Development & Commerce Authority, Asset-Backed, 5.625%, 6/1/47	$ 1,046,331
	Total Guam	$ 1,046,331

	Illinois — 7.3%
1,650,000	Chicago Board of Education, 5.75%, 4/1/35	$ 1,735,025
8,010,000	Chicago Board of Education, 6.00%, 4/1/46	8,343,697
12,170,000(c)	Chicago Board of Education, Series A, 5.00%, 12/1/42	11,601,904
1,000,000(c)	Chicago Board of Education, Series A, 7.00%, 12/1/46 (144A)	1,061,500
8,000,000(c)	Chicago Board of Education, Series B, 6.50%, 12/1/46	8,350,240
2,035,000(c)	Chicago Board of Education, Series C, 5.00%, 12/1/34	2,053,376
1,415,000(c)	Chicago Board of Education, Series C, 5.25%, 12/1/39	1,396,732
11,655,000(c)	Chicago Board of Education, Series D, 5.00%, 12/1/46	11,419,802
20,000,000(c)	Chicago Board of Education, Series D, 5.00%, 12/1/46	19,464,200
2,095,000(c)	Chicago Board of Education, Series H, 5.00%, 12/1/46	1,983,022
4,050,000	City of Plano Special Service Area No. 3 & No. 4, 4.00%, 3/1/35	4,051,904
4,050,000(d)	Illinois Finance Authority, Series 2, 6.00%, 11/15/36	3,240,000
1,591,212(b)	Illinois Finance Authority, Cabs Clare Oaks Project, Series B1, 11/15/52	111,385
2,520,597(d)(e)	Illinois Finance Authority, Clare Oaks Project, Series 3, 4.00%, 11/15/52	1,764,418
12,160,000	Southwestern Illinois Development Authority, 5.00%, 6/1/53	11,204,832
1,415,000(d)	Southwestern Illinois Development Authority, Village of Sauget Project, 5.625%, 11/1/26	1,061,250
3,040,000	Village of Lincolnwood, Series A, 4.82%, 1/1/41 (144A)	2,726,394
The accompanying notes are an integral part of these financial statements.
40Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Illinois — (continued)
2,165,000	Village of Matteson, 6.50%, 12/1/35	$ 2,204,316
1,639,000	Village of Volo IL Special Service Area No. 17, 5.50%, 3/1/47	1,582,684
	Total Illinois	$ 95,356,681

	Indiana — 7.8%
8,230,000	City of Anderson, 5.375%, 1/1/40 (144A)	$ 6,670,744
580,000	City of Evansville, Silver Birch Evansville Project, 4.80%, 1/1/28	555,048
6,475,000	City of Evansville, Silver Birch Evansville Project, 5.45%, 1/1/38	5,346,796
600,000	City of Fort Wayne, 5.125%, 1/1/32	528,840
4,665,000	City of Fort Wayne, 5.35%, 1/1/38	3,786,301
24,990,000	City of Hammond, Custodial Receipts Cabelas Project, 7.50%, 2/1/29 (144A)	24,029,634
1,025,000	City of Kokomo, Silver Birch of Kokomo, 5.75%, 1/1/34	976,835
7,825,000	City of Kokomo, Silver Birch of Kokomo, 5.875%, 1/1/37	7,214,885
1,075,000	City of Lafayette, Glasswater Creek Lafayette Project, 5.60%, 1/1/33	1,053,629
6,000,000	City of Lafayette, Glasswater Creek Lafayette Project, 5.80%, 1/1/37	5,893,860
800,000	City of Mishawaka, Silver Birch Mishawaka Project, 5.10%, 1/1/32 (144A)	747,808
5,890,000	City of Mishawaka, Silver Birch Mishawaka Project, 5.375%, 1/1/38 (144A)	4,793,341
4,560,000	City of Terre Haute, 5.35%, 1/1/38	3,644,170
5,190,000	Indiana Finance Authority, Multipurpose Educational Facilities, Avondale Meadows Academy Project, 5.125%, 7/1/37	5,132,183
2,830,000	Indiana Finance Authority, Multipurpose Educational Facilities, Avondale Meadows Academy Project, 5.375%, 7/1/47	2,621,627
1,975,000	Indiana Finance Authority, Sanders Glen Project, Series A, 4.25%, 7/1/43	1,636,189
2,020,000	Indiana Finance Authority, Sanders Glen Project, Series A, 4.50%, 7/1/53	1,648,482
11,985,000	Indiana Housing & Community Development Authority, Series A, 5.00%, 1/1/39 (144A)	9,212,510
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2341

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Indiana — (continued)
8,340,000	Indiana Housing & Community Development Authority, Evergreen Village Bloomington Project, 5.50%, 1/1/37	$ 7,206,594
10,220,000	Town of Plainfield Multifamily Housing Revenue, 5.375%, 9/1/38	9,707,876
	Total Indiana	$ 102,407,352

	Kansas — 1.0%
400,000	Kansas Development Finance Authority, Series A, 5.25%, 11/15/33	$ 353,888
15,405,000	Kansas Development Finance Authority, Series A, 5.25%, 11/15/53	11,302,186
2,500,000	Kansas Development Finance Authority, Series A, 5.50%, 11/15/38	2,080,750
	Total Kansas	$ 13,736,824

	Maryland — 0.1%
900,000	Maryland Health & Higher Educational Facilities Authority, City Neighbors, Series A, 6.75%, 7/1/44	$ 902,178
	Total Maryland	$ 902,178

	Massachusetts — 1.3%
7,790,000	Massachusetts Development Finance Agency, Series A, 5.00%, 7/1/44	$ 7,370,976
635,502(d)	Massachusetts Development Finance Agency, Adventcare Project, 7.625%, 10/15/37	64
1,661,444(d)	Massachusetts Development Finance Agency, Adventcare Project, Series A, 6.75%, 10/15/37 (144A)	166
1,250,000	Massachusetts Development Finance Agency, International Charter School, 5.00%, 4/15/40	1,257,637
4,500,000	Massachusetts Development Finance Agency, Linden Ponds, 5.125%, 11/15/46 (144A)	4,506,345
4,000,000	Massachusetts Development Finance Agency, Lowell General Hospital, Series G, 5.00%, 7/1/44	3,717,400
	Total Massachusetts	$ 16,852,588

	Michigan — 2.3%
8,490,000	David Ellis Academy-West, 5.25%, 6/1/45	$ 7,532,073
1,250,000	Flint Hospital Building Authority, Hurley Medical Center, Series A, 5.25%, 7/1/39	1,221,100
5,485,000	Flint International Academy, 5.75%, 10/1/37	5,485,000
5,720,000	Michigan Finance Authority, 5.75%, 4/1/40	5,816,039
The accompanying notes are an integral part of these financial statements.
42Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Michigan — (continued)
4,000,000(e)	Michigan Strategic Fund, Series B, 7.50%, 11/1/41	$ 4,096,280
7,100,000(e)	Michigan Strategic Fund, Michigan Department Offices Lease, Series B, 7.75%, 3/1/40	6,130,211
	Total Michigan	$ 30,280,703

	Minnesota — 2.1%
1,310,000	City of Bethel, 6.00%, 7/1/57	$ 1,143,460
4,210,000	City of Bethel, Series A, 5.00%, 7/1/48	3,828,785
1,000,000	City of Bethel, Series A, 5.00%, 7/1/53	875,890
2,440,000	City of Brooklyn Park, Prairie Seeds Academy Project, Series A, 5.00%, 3/1/34	2,300,359
2,000,000	City of Brooklyn Park, Prairie Seeds Academy Project, Series A, 5.00%, 3/1/39	1,713,420
3,515,000	City of Deephaven, Eagle Ridge Academy Project, Series A, 5.00%, 7/1/55	3,587,971
400,000	City of Deephaven, Eagle Ridge Academy Project, Series A, 5.25%, 7/1/37	389,564
1,500,000	City of Deephaven, Eagle Ridge Academy Project, Series A, 5.50%, 7/1/50	1,449,450
1,500,000(d)	City of Rochester, Rochester Math & Science Academy, Series A, 5.125%, 9/1/38	1,398,915
3,145,000(d)	City of Rochester, Rochester Math & Science Academy, Series A, 5.25%, 9/1/43	2,645,448
6,080,000(d)	City of Rochester, Rochester Math & Science Academy, Series A, 5.375%, 9/1/50	4,932,582
2,000,000	Housing & Redevelopment Authority of The City of St. Paul Minnesota, Great River School Project, Series A, 5.50%, 7/1/52 (144A)	2,051,160
1,300,000	Housing & Redevelopment Authority of The City of St. Paul Minnesota, St. Paul City School Project, Series A, 5.00%, 7/1/36	1,362,959
	Total Minnesota	$ 27,679,963

	Missouri — 0.2%
200,000	Kansas City Industrial Development Authority, Series A, 4.25%, 4/1/26 (144A)	$ 194,126
1,000,000	Kansas City Industrial Development Authority, Series A, 5.00%, 4/1/36 (144A)	910,520
2,300,000	Kansas City Industrial Development Authority, Series A, 5.00%, 4/1/46 (144A)	1,949,457
	Total Missouri	$ 3,054,103

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2343

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Nevada — 0.1%
1,135,000	City of Las Vegas Special Improvement District No 611, Sunstone Phase I and II, 4.125%, 6/1/50	$ 903,074
	Total Nevada	$ 903,074

	New Jersey — 0.8%
1,255,000	New Jersey Economic Development Authority, Series A, 5.25%, 10/1/38 (144A)	$ 1,140,908
1,215,000	New Jersey Economic Development Authority, Charter Hatikvah International Academy, Series A, 5.25%, 7/1/37 (144A)	1,116,524
2,500,000	New Jersey Economic Development Authority, Charter Hatikvah International Academy, Series A, 5.375%, 7/1/47 (144A)	2,204,650
7,205,000	New Jersey Economic Development Authority, Marion P. Thomas Charter School, Inc., Project, Series A, 5.375%, 10/1/50 (144A)	6,287,732
	Total New Jersey	$ 10,749,814

	New Mexico — 1.3%
16,135,000(e)	County of Otero, Otero County Jail Project, Certificate Participation, 9.00%, 4/1/28	$ 15,650,950
1,750,000	Lower Petroglyphs Public Improvement District, 5.00%, 10/1/48	1,558,515
	Total New Mexico	$ 17,209,465

	New York — 16.3%
375,000(d)	Buffalo & Erie County Industrial Land Development Corp., 5.00%, 10/1/28 (144A)	$ 382,226
4,150,000(d)	Buffalo & Erie County Industrial Land Development Corp., 5.00%, 10/1/38 (144A)	4,089,991
6,175,000	Chautauqua Tobacco Asset Securitization Corp., 5.00%, 6/1/48	5,659,696
9,250,000	Dutchess County Local Development Corp., Health Quest Systems Inc., Series B, 5.00%, 7/1/46	8,903,125
10,000,000(d)	Erie County Industrial Development Agency, Galvstar LLC Project, Series A, 9.25%, 10/1/30	1,250,000
8,000,000(d)	Erie County Industrial Development Agency, Galvstar LLC Project, Series B, 9.25%, 10/1/30	1,890,000
1,795,000(d)	Erie County Industrial Development Agency, Galvstar LLC Project, Series C, 9.25%, 10/1/30	424,069
8,755,000	Erie Tobacco Asset Securitization Corp., Asset-Backed, Series A, 5.00%, 6/1/45	7,997,780
22,015,000	Nassau County Tobacco Settlement Corp., Asset-Backed, Series A-3, 5.00%, 6/1/35	20,264,367
15,020,000	Nassau County Tobacco Settlement Corp., Asset-Backed, Series A-3, 5.125%, 6/1/46	13,612,476
The accompanying notes are an integral part of these financial statements.
44Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	New York — (continued)
6,735,000	New York Counties Tobacco Trust IV, Series A, 5.00%, 6/1/42	$ 6,256,276
20,700,000	New York Counties Tobacco Trust IV, Series A, 6.25%, 6/1/41 (144A)	20,700,000
32,420,000	New York Counties Tobacco Trust IV, Settlement pass through, Series A, 5.00%, 6/1/45	29,734,003
51,600,000(b)	New York Counties Tobacco Trust V, Capital Appreciation Pass Through, Series S-4A, 6/1/60 (144A)	2,307,552
440,000	New York Counties Tobacco Trust VI, Series A-2B, 5.00%, 6/1/45	411,167
18,745,000	New York Counties Tobacco Trust VI, Settlement pass through, Series A-2B, 5.00%, 6/1/51	17,072,009
2,625,000	Riverhead Industrial Development Agency, 7.65%, 8/1/34	2,626,654
2,250,000	TSASC, Inc., Series B, 5.00%, 6/1/25	2,285,595
26,890,000	TSASC, Inc., Series B, 5.00%, 6/1/45	25,467,519
29,980,000	TSASC, Inc., Series B, 5.00%, 6/1/48	28,066,676
14,000,000	Westchester County Local Development Corp., Purchase Senior Learning Community, Inc. Project, 4.50%, 7/1/56 (144A)	9,500,120
5,000,000	Westchester County Local Development Corp., Purchase Senior Learning Community, Inc. Project, 5.00%, 7/1/36 (144A)	4,420,800
	Total New York	$ 213,322,101

	Ohio — 4.2%
50,200,000	Buckeye Tobacco Settlement Financing Authority, Senior Class 2, Series B2, 5.00%, 6/1/55	$ 45,887,318
3,000,000	County of Muskingum, Genesis Healthcare System Project , 5.00%, 2/15/44	2,719,650
2,250,000	County of Muskingum, Genesis Healthcare System Project , 5.00%, 2/15/48	1,959,030
980,000	Ohio Housing Finance Agency, Sanctuary Springboro Project, 5.125%, 1/1/32 (144A)	828,776
5,275,000	Ohio Housing Finance Agency, Sanctuary Springboro Project, 5.45%, 1/1/38 (144A)	4,145,464
	Total Ohio	$ 55,540,238

	Pennsylvania — 4.7%
1,000,000	Chester County Industrial Development Authority, Collegium Charter School, Series A, 5.125%, 10/15/37	$ 976,510
2,535,000	Chester County Industrial Development Authority, Collegium Charter School, Series A, 5.25%, 10/15/47	2,268,267
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2345

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Pennsylvania — (continued)
8,465,000	Delaware County Industrial Development Authority, Chester Charter School Arts Project, Series A, 5.125%, 6/1/46 (144A)	$ 8,709,384
1,205,000	Philadelphia Authority for Industrial Development, 5.00%, 4/15/32 (144A)	1,210,543
2,290,000	Philadelphia Authority for Industrial Development, 5.00%, 4/15/42 (144A)	2,135,471
3,335,000	Philadelphia Authority for Industrial Development, 5.00%, 4/15/52 (144A)	2,913,523
1,660,000	Philadelphia Authority for Industrial Development, 5.125%, 6/1/38 (144A)	1,679,173
3,500,000	Philadelphia Authority for Industrial Development, 5.25%, 6/1/48 (144A)	3,451,560
4,370,000	Philadelphia Authority for Industrial Development, 5.375%, 6/1/53 (144A)	4,261,493
9,435,000	Philadelphia Authority for Industrial Development, 5.50%, 6/1/49 (144A)	9,550,201
925,000	Philadelphia Authority for Industrial Development, Series A, 5.00%, 11/15/31	906,740
4,055,000	Philadelphia Authority for Industrial Development, 2800 American Street Co. Project, Series A, 5.625%, 7/1/48 (144A)	3,961,613
8,295,000	Philadelphia Authority for Industrial Development, Global Leadership Academy Charter School Project, Series A, 5.00%, 11/15/50	7,121,175
2,200,000	Philadelphia Authority for Industrial Development, Greater Philadelphia Health Action, Inc. Project, Series A, 6.50%, 6/1/45	2,070,574
2,940,000	Philadelphia Authority for Industrial Development, Greater Philadelphia Health Action, Inc., Project, Series A, 6.625%, 6/1/50	2,785,797
255,000	Philadelphia Authority for Industrial Development, Green Woods Charter School, Series A, 5.00%, 6/15/32	250,456
1,045,000	Philadelphia Authority for Industrial Development, Green Woods Charter School, Series A, 5.125%, 6/15/42	964,901
970,000	Philadelphia Authority for Industrial Development, Green Woods Charter School, Series A, 5.25%, 6/15/52	842,998
1,020,000	Philadelphia Authority for Industrial Development, Green Woods Charter School, Series A, 5.375%, 6/15/57	881,933
2,000,000	Philadelphia Authority for Industrial Development, Tacony Academy Charter school Project, 5.00%, 6/15/33 (144A)	1,973,740
The accompanying notes are an integral part of these financial statements.
46Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Pennsylvania — (continued)
1,500,000	Philadelphia Authority for Industrial Development, Tacony Academy Charter school Project, 5.375%, 6/15/38 (144A)	$ 1,449,015
1,750,000	Philadelphia Authority for Industrial Development, Tacony Academy Charter school Project, 5.50%, 6/15/43 (144A)	1,673,245
	Total Pennsylvania	$ 62,038,312

	Puerto Rico — 2.5%
10,689,000(c)	Commonwealth of Puerto Rico, Series A1, 4.00%, 7/1/46	$ 8,861,074
5,745,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Series A, 5.00%, 7/1/47 (144A)	5,497,850
6,685,000	Puerto Rico Electric Power Authority, Series AAA, 5.25%, 7/1/24	1,704,675
3,535,000	Puerto Rico Electric Power Authority, Series CCC, 4.80%, 7/1/28	901,425
1,285,000	Puerto Rico Electric Power Authority, Series CCC, 5.00%, 7/1/24	327,675
3,735,000	Puerto Rico Electric Power Authority, Series DDD, 5.00%, 7/1/24	952,425
3,315,000	Puerto Rico Electric Power Authority, Series TT, 5.00%, 7/1/24	845,325
1,000,000	Puerto Rico Electric Power Authority, Series WW, 5.00%, 7/1/28	255,000
1,130,000	Puerto Rico Electric Power Authority, Series ZZ, 4.75%, 7/1/27	288,150
9,310,000	Puerto Rico Highway & Transportation Authority, Series A, 5.00%, 7/1/62	9,158,713
4,000,000	Puerto Rico Highway & Transportation Authority, Series A, 5.85%, 3/1/27	4,008,000
665,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Series A, 5.20%, 7/1/24	669,575
	Total Puerto Rico	$ 33,469,887

	Rhode Island — 0.2%
2,065,000(d)	Central Falls Detention Facility Corp., 7.25%, 7/15/35	$ 371,700
2,000,000(e)	Tender Option Bond Trust Receipts/Certificates, RIB, Series 2019, 3.078%, 9/1/47 (144A)	1,712,120
	Total Rhode Island	$ 2,083,820

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2347

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Tennessee — 0.1%
1,095,000	Metropolitan Government Nashville & Davidson County Industrial Development Board, 4.00%, 6/1/51 (144A)	$ 856,575
	Total Tennessee	$ 856,575

	Texas — 4.7%
325,000	Arlington Higher Education Finance Corp., 3.50%, 3/1/24 (144A)	$ 322,670
16,875,000	Arlington Higher Education Finance Corp., 5.45%, 3/1/49 (144A)	17,347,331
100,000	Arlington Higher Education Finance Corp., Series A, 5.875%, 3/1/24	100,279
525,000	Arlington Higher Education Finance Corp., Series A, 6.625%, 3/1/29	531,048
375,000	Arlington Higher Education Finance Corp., Universal Academy, Series A, 7.00%, 3/1/34	377,993
7,030,000	Arlington Higher Education Finance Corp., Universal Academy, Series A, 7.125%, 3/1/44	6,744,582
160,000	City of Celina, 5.50%, 9/1/24	160,390
990,000	City of Celina, 6.00%, 9/1/30	994,742
2,520,000	City of Celina, 6.25%, 9/1/40	2,544,268
16,755,000(e)	Greater Texas Cultural Education Facilities Finance Corp., 9.00%, 2/1/50 (144A)	14,951,324
3,335,000(e)	Greater Texas Cultural Education Facilities Finance Corp., Series B, 9.00%, 2/1/33 (144A)	3,292,179
100,000(f)	La Vernia Higher Education Finance Corp., Meridian World School, Series A, 5.25%, 8/15/35 (144A)	101,100
2,000,000(f)	La Vernia Higher Education Finance Corp., Meridian World School, Series A, 5.50%, 8/15/45 (144A)	2,026,580
1,250,000(d)	New Hope Cultural Education Facilities Finance Corp., Village On The Park, Series C, 5.50%, 7/1/46	562,500
1,000,000(d)	New Hope Cultural Education Facilities Finance Corp., Village On The Park, Series C, 5.75%, 7/1/51	450,000
75,000(d)	New Hope Cultural Education Facilities Finance Corp., Village On The Park, Series D, 6.00%, 7/1/26	30,000
1,350,000(d)	New Hope Cultural Education Facilities Finance Corp., Village On The Park, Series D, 7.00%, 7/1/51	540,000
17,350,000(d)	Sanger Industrial Development Corp., Texas Pellets Project, Series B, 8.00%, 7/1/38	4,272,437
The accompanying notes are an integral part of these financial statements.
48Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Texas — (continued)
8,142,447(d)	Tarrant County Cultural Education Facilities Finance Corp., Series A, 5.75%, 12/1/54	$ 5,292,591
1,000,000(e)	Texas Midwest Public Facility Corp., Secure Treatment Facility Project, Restructured, 0.01%, 12/1/30	676,930
	Total Texas	$ 61,318,944

	Virginia — 5.2%
4,285,000	Cherry Hill Community Development Authority, Potomac Shores Project, 5.40%, 3/1/45 (144A)	$ 4,141,453
17,925,000	Tobacco Settlement Financing Corp., Series 1, 6.706%, 6/1/46	15,325,875
41,495,000	Tobacco Settlement Financing Corp., Series B1, 5.00%, 6/1/47	37,897,383
5,905,000(e)	Tobacco Settlement Financing Corp., Series B2, 5.20%, 6/1/46	5,676,358
14,000,000(b)	Tobacco Settlement Financing Corp., Series D, 6/1/47	3,569,440
2,000,000	Virginia Small Business Financing Authority, Transform 66-P3 Project, 5.00%, 12/31/52	1,961,640
	Total Virginia	$ 68,572,149

	Wisconsin — 3.3%
2,500,000	Public Finance Authority, American Preparatory Academy - Las Vegas Project, Series A, 5.125%, 7/15/37 (144A)	$ 2,408,250
1,550,000	Public Finance Authority, Community School of Davidson Project, 5.00%, 10/1/33	1,534,872
5,905,000	Public Finance Authority, Community School of Davidson Project, 5.00%, 10/1/48	5,363,511
1,590,000	Public Finance Authority, Coral Academy Science Las Vegas, Series A, 5.625%, 7/1/44	1,610,288
370,000	Public Finance Authority, Coral Academy Science Reno, 5.00%, 6/1/29 (144A)	363,407
1,710,000	Public Finance Authority, Coral Academy Science Reno, 5.00%, 6/1/39 (144A)	1,564,257
2,660,000	Public Finance Authority, Coral Academy Science Reno, 5.00%, 6/1/50 (144A)	2,251,105
400,000	Public Finance Authority, Coral Academy Science Reno, Series A, 4.00%, 6/1/36 (144A)	349,588
700,000	Public Finance Authority, Coral Academy Science Reno, Series A, 4.00%, 6/1/51 (144A)	484,169
2,280,000	Public Finance Authority, Coral Academy Science Reno, Series A, 4.00%, 6/1/61 (144A)	1,441,097
335,000	Public Finance Authority, Coral Academy Science Reno, Series A, 5.375%, 6/1/37 (144A)	315,406
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2349

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Wisconsin — (continued)
900,000	Public Finance Authority, Coral Academy Science Reno, Series A, 5.875%, 6/1/52 (144A)	$ 829,089
1,565,000	Public Finance Authority, Coral Academy Science Reno, Series A, 6.00%, 6/1/62 (144A)	1,423,727
9,310,000	Public Finance Authority, Gardner Webb University, 5.00%, 7/1/31 (144A)	9,628,402
225,000	Public Finance Authority, Lead Academy Project, Series A, 4.25%, 8/1/26 (144A)	221,371
2,000,000	Public Finance Authority, Lead Academy Project, Series A, 5.00%, 8/1/36 (144A)	2,047,740
2,500,000	Public Finance Authority, Lead Academy Project, Series A, 5.125%, 8/1/46 (144A)	2,519,025
230,000	Public Finance Authority, Quality Education Academy Project, Series A, 5.25%, 7/15/33 (144A)	224,866
690,000	Public Finance Authority, Quality Education Academy Project, Series A, 6.00%, 7/15/43 (144A)	669,272
640,000	Public Finance Authority, Quality Education Academy Project, Series A, 6.25%, 7/15/53 (144A)	621,741
1,175,000	Public Finance Authority, Quality Education Academy Project, Series A, 6.50%, 7/15/63 (144A)	1,144,650
2,000,000	Public Finance Authority, Searstone CCRC Project, 4.00%, 6/1/41 (144A)	1,455,520
1,500,000	Public Finance Authority, SearStone CCRC Project, Series A, 5.00%, 6/1/37 (144A)	1,353,795
2,500,000	Public Finance Authority, SearStone CCRC Project, Series A, 5.00%, 6/1/52 (144A)	1,919,200
10,640,000(b)(d)	Public Finance Authority, Springshire Pre Development Project, 9/30/23 (144A)	1,064,000
	Total Wisconsin	$ 42,808,348

	Total Municipal Bonds (Cost $1,422,941,413)	$1,257,992,563

The accompanying notes are an integral part of these financial statements.
50Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Principal Amount USD ($)		Value
Debtors in Possession Financing — 0.7% of Net Assets#
Retirement Housing — 0.7%
9,000,000 +^	Springshire Retirement LLC - Promissory Note, 9.00%, 9/30/23	$ 9,000,000
	Total Retirement Housing	$ 9,000,000

	TOTAL DEBTORS IN POSSESSION FINANCING (Cost $9,000,000)	$ 9,000,000

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 96.5% (Cost $1,431,941,413)	$1,266,992,563
	OTHER ASSETS AND LIABILITIES — 3.5%	$ 45,797,123
	net assets — 100.0%	$1,312,789,686

AGM	Assured Guaranty Municipal Corp.
RIB	Residual Interest Bond is purchased in a secondary market. The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at August 31, 2023.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At August 31, 2023, the value of these securities amounted to $395,310,595, or 30.1% of net assets.
(a)	Consists of Revenue Bonds unless otherwise indicated.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(c)	Represents a General Obligation Bond.
(d)	Security is in default.
(e)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at August 31, 2023.
(f)	Pre-refunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.
+	Security is valued using significant unobservable inputs (Level 3).
^	Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers).
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Springshire Retirement LLC - Promissory Note	12/1/2021	$9,000,000	$9,000,000
% of Net assets			0.7%
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2351

Schedule of Investments  |  8/31/23 (continued)
The concentration of investments as a percentage of total investments by type of obligation/market sector is as follows:
Revenue Bonds:
Tobacco Revenue	26.6%
Health Revenue	22.7
Education Revenue	22.2
Development Revenue	11.0
Water Revenue	2.4
Facilities Revenue	1.8
Transportation Revenue	1.5
Other Revenue	1.0
Power Revenue	0.4
Industrial Revenue	0.3
Utilities Revenue	0.1
Pollution Control Revenue	0.1
90.1%
General Obligation Bonds:	9.9%
100.0%
Purchases and sales of securities (excluding short-term investments) for the year ended August 31, 2023, aggregated $524,328,731 and $742,804,804, respectively.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments).
The following is a summary of the inputs used as of August 31, 2023, in valuing the Portfolio's investments:
	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,257,992,563	$ —	$1,257,992,563
Debtors in Possession Financing	—	—	9,000,000	9,000,000
Total Investments in Securities	$ —	$ 1,257,992,563	$ 9,000,000	$ 1,266,992,563
During the year ended August 31, 2023, there were no significant transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
52Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Statement of Assets and Liabilities  |  8/31/23
ASSETS:
Investments in unaffiliated issuers, at value (cost $1,431,941,413)	$1,266,992,563
Cash	12,678,346
Receivables —
Investment securities sold	6,290,783
Proceeds from contributions	6,362,186
Interest	25,048,197
Other assets	311,500
Total assets	$1,317,683,575
LIABILITIES:
Payables —
Value of withdrawals	$ 4,713,325
Trustees' fees	15,069
Administrative expenses	55,346
Accrued expenses	110,149
Total liabilities	$ 4,893,889
NET ASSETS:
Paid-in capital	$1,375,943,097
Distributable earnings (loss)	(63,153,411)
Net assets	$1,312,789,686
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23 53

Statement of Operations FOR THE YEAR ENDED 8/31/23
INVESTMENT INCOME:
Interest from unaffiliated issuers	$77,535,278
Total Investment Income		$ 77,535,278
EXPENSES:
Administrative expenses	$ 91,966
Transfer agent fees	1,599
Custodian fees	17,480
Professional fees	151,377
Printing expense	3,530
Officers' and Trustees' fees	85,651
Miscellaneous	2,119
Total expenses		$ 353,722
Net investment income		$ 77,181,556
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ (71,900,401)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$ (49,144,124)
Net realized and unrealized gain (loss) on investments		$(121,044,525)
Net decrease in net assets resulting from operations		$ (43,862,969)
The accompanying notes are an integral part of these financial statements.
54Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Statements of Changes in Net Assets
	Year Ended 8/31/23	Year Ended 8/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 77,181,556	$ 84,276,467
Net realized gain (loss) on investments	(71,900,401)	(49,557,811)
Change in net unrealized appreciation (depreciation) on investments	(49,144,124)	(223,692,236)
Net decrease in net assets resulting from operations	$ (43,862,969)	$ (188,973,580)
FROM CAPITAL TRANSACTIONS:
Proceeds from contributions	$ 514,947,243	$ 821,599,552
Value of withdrawals	(777,581,636)	(1,068,188,723)
Net decrease in net assets resulting from capital transactions	$ (262,634,393)	$ (246,589,171)
Net decrease in net assets	$ (306,497,362)	$ (435,562,751)
NET ASSETS:
Beginning of year	$1,619,287,048	$ 2,054,849,799
End of year	$1,312,789,686	$ 1,619,287,048
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2355

Financial Highlights
	Year Ended 8/31/23	Year Ended 8/31/22	12/21/20 to 8/31/21*
Total return	(2.71)%	(9.34)%	6.30%(a)
Ratio of net expenses to average net assets	0.02%	0.02%	0.02%(b)
Ratio of net investment income (loss) to average net assets	5.35%	4.47%	3.07%(b)
Portfolio turnover rate	37%	38%	11%(a)(c)
Net assets, end of period (in thousands)	$1,312,790	$1,619,287	$2,054,850
*	The Portfolio commenced operations on December 21, 2020.
(a)	Not annualized.
(b)	Annualized.
(c)	The portfolio turnover rate excludes purchases and sales from the transfer of assets from Pioneer High Income Municipal Fund (see note 1).
The accompanying notes are an integral part of these financial statements.
56Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Notes to Financial Statements  |  8/31/23
1. Organization and Signiﬁcant Accounting Policies
Pioneer High Income Municipal Portfolio (the “Portfolio”) is a diversified series of Pioneer Core Trust I (the “Trust”), an open-end management investment company established as a Delaware statutory trust on October 14, 2020. The Portfolio is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.
The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At August 31, 2023, all investors in the Portfolio were funds advised by the investment adviser of the Portfolio. At August 31, 2023, Pioneer High Income Municipal Fund owned approximately 99.999% of the Portfolio and Pioneer MAP - High Income Municipal Fund owned approximately 0.001% of the Portfolio. On December 21, 2020, the Pioneer High Income Municipal Fund transferred all of its investable assets, with a cost basis of $1,707,664,760 and a value of $1,760,998,235, to the Portfolio in exchange for an interest in the Portfolio. The transaction was structured to qualify as a tax-free exchange of assets.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Portfolio’s placement agent.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Portfolio’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2357

Rule 18f-4 permits portfolios to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a portfolio, to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on portfolio leverage risk calculated based on value-at-risk (“VaR”), unless the portfolio uses derivatives in only a limited manner (a "limited derivatives user"). The Portfolio is currently a limited derivatives user for purposes of Rule 18f-4.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A.	Security Valuation
Investments are stated at value, computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a
58Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Portfolio pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities to its investors in proportion to their investment in the Portfolio.
C.	Federal Income Taxes
The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2359

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
D.	Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Portfolio's investments and negatively impact the Portfolio's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
60Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Portfolio's assets may go down.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Normally, the Portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities and other obligations issued by or on behalf of states, counties, municipalities, territories and possessions of the United States and the District of Columbia and their authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax ("municipal securities").
The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2361

difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession. To the extent the Portfolio invests significantly in a single state (including California, Illinois, New York and Indiana), city, territory (including Puerto Rico), or region, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Portfolio will be more susceptible to associated risks and developments.
The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The market prices of the Portfolio's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Portfolio's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality
62Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Portfolio could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Portfolio's transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Portfolio's performance.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneﬁcial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of investors in the Portfolio to purchase or withdraw interests in the Portfolio, loss of or unauthorized access to private investor information and violations of applicable privacy and
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2363

other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Portfolio’s registration statement on Form N-1A contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
E.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at August 31, 2023 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Portfolio's portfolio. The Portfolio does not pay a management fee under the Portfolio's investment advisory agreement with the Adviser.
3. Compensation of Officers and Trustees
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer's compensation for his services as the Portfolio's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended August 31, 2023, the Portfolio paid $85,651 in Officers' and Trustees’ compensation, which is reflected on the Statement of Operations as Officers' and Trustees’ fees. At August 31, 2023, on its Statement of Assets and Liabilities, the Portfolio had a payable for Trustees’ fees of $15,069 and a payable for administrative expenses of $55,346, which includes the payable for Officers' compensation.
64Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2365

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Core Trust I and the Shareholders of Pioneer High Income Municipal Portfolio:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer High Income Municipal Portfolio (the “Fund”) (one of the funds constituting Pioneer Core Trust I (the “Trust”)), including the schedule of investments, as of August 31, 2023, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period ended August 31, 2023 and the period from December 21, 2020 (commencement of operations) through August 31, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Pioneer Core Trust I) at August 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period ended August 31, 2023 and the period from December 21, 2020 (commencement of operations) through August 31, 2021, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the
66Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
October 30, 2023
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2367

Statement Regarding Liquidity Risk Management Program
As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet redemption requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing
68Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

arrangements and other funding sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet redemption requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee reviewed the operation of the Portfolio's Highly Liquid Investment Minimum ("HLIM").  The Committee also reviewed the methodology for determining the Portfolio's HLIM.  The Committee determined that no adjustment to the Portfolio's HLIM was required.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23 69

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s and Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund and Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund and Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Registration Statement of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
70Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/23

Independent Trustees
Name, Age and Position Held With the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Thomas J. Perna (72) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial
Solutions, Inc. (investor
communications and securities
processing provider for financial
services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner, Jr. (72)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (66) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/2371

Independent Trustees (continued)
Name, Age and Position Held With the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Benjamin M. Friedman (79) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Craig C. MacKay (60) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial
services holding company) (2022 – present);
Board Member of Carver Bancorp, Inc. (holding
company) and Carver Federal Savings Bank,
NA (2017 – present); Advisory Council Member,
MasterShares ETF (2016 – 2017); Advisory
Council Member, The Deal (financial market
information publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive Officer, Danis
Transportation Company (privately-owned
commercial carrier) (2000 – 2003); Board
Member and Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000); Board
Member, Federation of Protestant Welfare
Agencies (human services agency) (1993 –
present); and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)
72Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/23

Name, Age and Position Held With the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lorraine H. Monchak (67) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (75) Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (technology for the environment, energy and agriculture) (2019 – present); Chief Operating Officer, North Country Growers LLC (controlled environment agriculture company) (2020 – present); Chief Executive Officer, Green Heat LLC (biofuels company) (2022 – present); President and Chief Executive Officer, Newbury Piret Company (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/2373

Independent Trustees (continued)
Name, Age and Position Held With the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Fred J. Ricciardi (76) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
74Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/23

Interested Trustees
Name, Age and Position Held With the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lisa M. Jones (61)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (65)** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio’s investment adviser and certain of its affiliates.
Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/2375

Portfolio Officers
Name, Age and Position Held With the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2006. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (60) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (46) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Assistant Secretary of Amundi US, Inc. since July 2020: Assistant Secretary of Amundi Asset Management US, Inc. since July 2020: Assistant Secretary of Amundi Distributor US, Inc. since July 2020; Assistant Secretary of all the Pioneer Funds since September 2022; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (58) Assistant Treasurer	Since 2006. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (65) Assistant Treasurer	Since 2006. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
76Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/23

Name, Age and Position Held With the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Antonio Furtado (41) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (52) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (52) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (51) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022 Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/2377

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
 1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
 1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 32682-02-1023

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $53,060 payable to Ernst & Young LLP for the year ended August 31, 2023 and $51,020 for the year ended August 31, 2022.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The audit-related services fees for the Trust were $9,210 payable to Ernst & Young LLP for the year ended August 31, 2023 and $2,858 for the year ended August 31, 2022.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $18,310 and $19,218 during the fiscal years ended August 31, 2023 and 2022, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2023 or 2022.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY
SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.

1.  Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2.  Financial information systems design and implementation*

3.  Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4.  Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5.  Internal audit outsourcing services*

6.  Management functions or human resources

7.  Broker or dealer, investment advisor, or investment banking services

8.  Legal services and expert services unrelated to the audit

9.  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended August 31 2023 and 2022, there were no services provided to an affiliate that required the Trust’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $18,310 and $19,218 during the fiscal years ended August 31, 2023 and 2022, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

N/A

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant; N/A

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized; N/A

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below: Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust XII

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date November 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date November 7, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date November 7, 2023

*	Print the name and title of each signing officer under his or her signature.